Securities Act File No. [•]

As filed with the Securities and Exchange Commission on February 21, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre Effective Amendment No.	☐

Post Effective Amendment No.	☐

(Check appropriate box or boxes.)

GOLDMAN SACHS TRUST

(Exact Name of Registrant as Specified in Charter)

71 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code (312) 655-4400

CAROLINE KRAUS, ESQ.

Goldman, Sachs & Co.

200 West Street

New York, New York 10282

(Name and Address of Agent for Service)

COPY TO:

GEOFFREY R.T. KENYON, ESQ.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Class A, Class C, Institutional and Class IR Shares of Goldman Sachs Asia Equity Fund, a series of the Registrant. The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

It is proposed that this filing will become effective on March 24, 2014 pursuant to Rule 488 under the Securities Act of 1933.

GOLDMAN SACHS CHINA EQUITY FUND

71 South Wacker Drive

Chicago, Illinois 60606

March [•], 2014

Dear Shareholder:

We are writing to inform you of an important matter concerning your investment in the Goldman Sachs China Equity Fund (the “Acquired Fund”). At a meeting held on February 11, 2014, the Board of Trustees of the Acquired Fund (the “Board”) approved a reorganization pursuant to which the Acquired Fund will be reorganized with and into another series of the Goldman Sachs Trust – the Goldman Sachs Asia Equity Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). Shareholders were first notified of the reorganization on February 12, 2014, in a supplement to the Acquired Fund’s Prospectus and Summary Prospectus, each dated February 28, 2013, as supplemented.

The Board, after careful consideration, approved the reorganization. After considering the recommendation of Goldman Sachs Asset Management International (“GSAMI”), the investment adviser to the Funds, the Board concluded that: (i) the reorganization will benefit the shareholders of each Fund; (ii) the reorganization is in the best interests of each Fund; and (iii) the interests of the shareholders of each Fund will not be diluted as a result of the reorganization.

Effective April [•], 2014 (the “Closing Date”), you will own shares in the Acquiring Fund equal in dollar value to your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the reorganization. The reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

NO ACTION ON YOUR PART IS REQUIRED REGARDING THE REORGANIZATION. YOU WILL AUTOMATICALLY RECEIVE SHARES OF THE ACQUIRING FUND IN EXCHANGE FOR YOUR SHARES OF THE ACQUIRED FUND AS OF THE CLOSING DATE. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

If you have any questions regarding the attached Information Statement/Prospectus or other materials, please contact the Acquired Fund at 1-800-526-7384.

By Order of the Board of Trustees of the Goldman

Sachs Trust,

James A. McNamara

President

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COMBINED INFORMATION STATEMENT

FOR

GOLDMAN SACHS CHINA EQUITY FUND

(a series of the GOLDMAN SACHS TRUST)

AND

PROSPECTUS FOR

GOLDMAN SACHS ASIA EQUITY FUND

(a series of the GOLDMAN SACHS TRUST)

The address, telephone number and website of the Goldman Sachs China Equity Fund and the Goldman Sachs Asia Equity Fund is:

71 South Wacker Drive

Chicago, Illinois 60606

1-800-526-7384

www.gsamfunds.com

Shares of the Goldman Sachs Asia Equity Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in either the Goldman Sachs China Equity Fund (the “Acquired Fund”) or the Goldman Sachs Asia Equity Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) is not a bank deposit and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information about the Acquiring Fund that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

The date of this Information Statement/Prospectus is March [•], 2014.

For more complete information about each Fund, please read the Fund’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Each Fund’s Prospectus and Statement of Additional Information, and other additional information about each Fund, have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

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INTRODUCTION

This combined information statement/prospectus, dated March [•], 2014 (the “Information Statement/Prospectus”), is being furnished to shareholders of the Acquired Fund in connection with an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund (the “Plan”), pursuant to which the Acquired Fund will (i) transfer all of its assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) distribute to its shareholders a portion of the Acquiring Fund shares to which each shareholder is entitled (as discussed below) in complete liquidation of the Acquired Fund (the “Reorganization”). At a meeting held on February 11, 2014, the Board of Trustees of the Funds (the “Board” or “Trustees”) approved the Plan. A copy of the Plan is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including the exhibits, carefully.

After considering the recommendation of Goldman Sachs Asset Management International (“GSAMI” or “Investment Adviser”), the investment adviser to the Funds, the Board concluded that: (i) the Reorganization will benefit the shareholders of each Fund; (ii) the Reorganization is in the best interests of each Fund; and (iii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

NO ACTION IS REQUIRED REGARDING THE REORGANIZATION. SHAREHOLDERS OF THE ACQUIRED FUND ARE NOT BEING ASKED TO VOTE ON OR APPROVE THE PLAN. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Background to the Reorganization

The Investment Adviser, an SEC-registered investment adviser, serves as investment adviser to both the Acquired Fund and the Acquiring Fund, each an investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Reorganization is a part of GSAMI’s continuing effort to optimize the Goldman Sachs Funds and eliminate overlapping products. After evaluating the investment objectives, strategies and policies of the Funds, as well as their performance, size and potential for asset growth in the foreseeable future, the Investment Adviser recommended to the Board that it approve the reorganization of the Acquired Fund with and into the Acquiring Fund, an existing series of Goldman Sachs Trust (the “Trust”). GSAMI believes that the Reorganization may provide enhanced opportunities to realize greater economies of scale in the form of lower total operating expenses over time. In addition, GSAMI does not expect the Acquired Fund to experience significant asset growth in the foreseeable future and believes that the combined Fund would be better positioned for asset growth than the Acquired Fund on its own. The Investment Adviser also believes that the Reorganization is preferable to liquidating the Acquired Fund, as it will provide you and other shareholders with the opportunity to invest in a fund that: (i) invests in a more diversified universe of foreign and emerging markets in the Asian region (e.g., Greater China, South Korea, India and Indonesia); and (ii) is part of the Goldman Sachs Funds – a large, diverse fund family. Moreover, although the Acquired Fund has higher 1-Year performance, the Acquiring Fund has higher since-inception performance and a longer performance record (the Acquiring Fund commenced operations in 1994; the Acquired Fund commenced operations in 2011).

On February 11, 2014, the Board, including a majority of the Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (the “Independent Trustees”), voted to approve the Reorganization. In approving the Reorganization, the Board, including a majority of the Trustees, concluded that: (i) the Reorganization will benefit the shareholders of each Fund; (ii) the Reorganization is in the best interests of each Fund; and (iii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The Board also considered and approved the terms and conditions of the Plan.

In approving the Reorganization and Plan, the Board requested and received such information from the Investment Adviser as it determined to be necessary to evaluate the Reorganization. At its meeting, the Board received and evaluated materials regarding the investment objectives, strategies, policies and risks of the Funds, as well as the effect of the Reorganization on the existing shareholders of the Funds. The Board also evaluated and discussed: (i) the material differences between each Fund’s investment objective, strategies, policies and risks;

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(ii) the specific terms of the Reorganization, including information regarding the proposed plans for ongoing management, distribution and operation of the Acquiring Fund; and (iii) other information, such as the relative sizes of the Funds, the performance records of the Funds, the expenses of the Funds (including anticipated pro forma expense information of the Acquiring Fund following the Reorganization) and the anticipated asset growth of the Funds in the foreseeable future. In addition, the Board considered additional factors, which are discussed in more detail below under “Why did the Board approve the Reorganization?”

The Independent Trustees were assisted in their consideration of the Reorganization by independent counsel.

Questions and Answers

How will the Reorganization affect me?

Under the terms of the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the Closing Date (as defined below). Shareholders of each class of shares of the Acquired Fund will receive the corresponding class of the Acquiring Fund, as follows:

Acquired Fund		Acquiring Fund
Class A	g	Class A
Class B*
Class C	g	Class C
Institutional	g	Institutional
Class IR	g	Class IR

*	The Acquired Fund does not offer Class B Shares.

No sales charge, contingent deferred sales charge (“CDSC”), commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

When will the Reorganization occur?

The Reorganization is scheduled to occur on or about April [•], 2014, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

How will the Reorganization affect the fees to be paid by the Acquiring Fund, and how do they compare with the fees paid by the Acquired Fund?

The Acquired Fund’s current effective management fee is 1.10% and the Acquiring Fund’s current effective management fee is 1.00%. Accordingly, shareholders of the Acquired Fund are expected to pay a lower effective management fee upon consummation of the Reorganization. The Acquired Fund’s current gross expense ratio (before giving effect to the current expense limitation arrangement) for Class A, Class C, Institutional and Class IR Shares is 3.28%, 3.97%, 2.76% and 3.02%, respectively. It is estimated that post-Reorganization, the Acquiring Fund’s gross expense ratio for Class A, Class C, Institutional and Class IR Shares will be 2.07%, 2.82%, 1.67% and 1.82%, respectively. The Acquired Fund’s current net expense ratio (after giving effect to the current expense limitation arrangement) for Class A, Class C, Institutional and Class IR Shares is 1.92%, 2.67%, 1.53% and 1.71%, respectively. It is estimated that post-Reorganization, the Acquiring Fund’s gross expense ratio for Class A, Class C, Institutional and Class IR Shares will be 1.68%, 2.43%, 1.28% and 1.43%, respectively. Accordingly, shareholders of the Acquired Fund are expected to be subject to a lower gross and net expense ratio upon consummation of the Reorganization. Pro forma expense information is included in this Information Statement/Prospectus under “Summary – The Funds’ Fees and Expenses.”

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Why did the Board approve the Reorganization?

In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The Trustees also believe that the Reorganization offers a number of potential benefits. These potential benefits and considerations include the following:

•	Because GSAMI does not expect the Acquired Fund to experience significant asset growth in the foreseeable future, the Reorganization may provide enhanced opportunities to realize greater economies of scale in the form of lower total operating expenses over time.

•	The Reorganization is preferable to liquidating the Acquired Fund, as it will provide you and other shareholders with the opportunity to invest in a fund that invests in a more diversified universe of foreign and emerging markets in the Asian region (e.g., Greater China, South Korea, India and Indonesia). Although the Acquiring Fund will invest in certain markets that are similar or identical to those in which the Acquired Fund currently invests, including Greater China, the Acquired Fund is more heavily focused in China and Chinese markets for investment. These differences, as well as other differences, are discussed in more detail below under “Summary – Comparison of the Acquired Fund with the Acquiring Fund and Comparison of Principal Investment Risks of Investing in the Funds.”

•	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, you will not recognize gain or loss for federal income tax purposes on the exchange of your shares of the Acquired Fund for the shares of the Acquiring Fund.

Additional considerations are discussed in more detail below under “Summary – Reasons for the Reorganization and Board Considerations.”

Who bears the expenses associated with the Reorganization?

GSAMI has agreed to pay the legal and other costs associated with each Fund’s participation in the Reorganization.

Will GSAMI benefit from the Reorganization?

The Reorganization is a part of GSAMI’s continuing effort to optimize the Goldman Sachs Funds and eliminate overlapping products. Although reorganizing the Acquired Fund with and into the Acquiring Fund (instead of liquidating the Acquired Fund) will benefit the Investment Adviser by managing a larger pool of assets, which will produce increased management fees, GSAMI believes that the combined fund would be better positioned for asset growth than the Acquired Fund on its own.

What are the Federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Funds must receive an opinion of Dechert LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor a Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrendered in the Reorganization.

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Why are shareholders not being asked to vote on the Reorganization?

The Trust’s Declaration of Trust and applicable state law do not require shareholder approval of the Reorganization. Moreover, Rule 17a-8 under the 1940 Act does not require shareholder approval of the Reorganization, provided certain conditions are met. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board has determined that the Reorganization is in the best interests of each Fund, shareholders are not being asked to vote on the Reorganization.

Where can I get more information?

Each Fund’s current prospectus and any applicable supplements.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384 or on the Funds’ website (www.gsamfunds.com).

Each Fund’s current statement of additional information and any applicable supplements.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384 or on the Funds’ website (www.gsamfunds.com).

Each Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384 or on the Funds’ website (www.gsamfunds.com).

A statement of additional information for this Information Statement/Prospectus, dated March, [•], 2014 (the “SAI”). The SAI contains additional information about the Acquiring Fund.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 33-17619) and available at no charge by calling: 1-800-526-7384. The SAI is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/Prospectus.	Call the toll-free telephone number: 1-800-526-7384.

Each Fund’s: (i) prospectus and statement of additional information, each dated February 28, 2014, and any supplements thereto, and (ii) October 31, 2013 Annual Report, are incorporated by reference into this Information Statement/Prospectus, which means they are considered legally a part of this Information Statement/Prospectus. The materials have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

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i

GOLDMAN SACHS CHINA EQUITY FUND

AND

GOLDMAN SACHS ASIA EQUITY FUND

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated by reference herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

Comparison of the Acquired Fund with the Acquiring Fund

Although each Fund seeks to achieve its investment objective by investing in foreign and emerging markets, including Greater China, there are some important differences between the investment objective and principal investment strategies of the Acquiring Fund and those of the Acquired Fund. These differences are discussed in more detail in the side-by-side chart below to facilitate comparison.

	The Acquired Fund	The Acquiring Fund
Type of fund	The Acquired Fund is non-diversified under the 1940 Act.	The Acquiring Fund is diversified under the 1940 Act.

Investment objective	Each Fund seeks long-term capital appreciation.

How will each Fund seek to achieve its investment objective?

The Acquired Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) (“Net Assets”) in a portfolio of equity investments that are tied economically to China (the People’s Republic of China, Hong Kong and Taiwan, referred to herein as “China” or “Greater China”) or in issuers that participate in the markets of China. The Investment Adviser considers an equity investment to be tied economically to China if the investment is included in an index representative of China, the investment’s returns are linked to the performance of such an index, or the investment is exposed to the economic risks and returns of China.

An issuer participates in the markets of China if the issuer:

•   Has a class of its securities whose principal securities market is in China;

•   Is organized under the laws of, or has a principal office in China;

•   Derives 50% or more of its total revenue from goods produced, sales made or services provided in China; or

The Acquiring Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) (“Net Assets”) in a diversified portfolio of equity investments in Asian issuers (excluding Japanese issuers). Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures.

An Asian issuer is any company that either:

•   Has a class of its securities whose principal securities market is in one or more Asian countries;

•   Is organized under the laws of, or has a principal office in, an Asian country;

•   Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or

•   Maintains 50% or more of its assets in one or more Asian countries.

	The Acquired Fund	The Acquiring Fund

•   Maintains 50% or more of its assets in China.

The Acquired Fund expects to invest primarily in equity securities, including common or ordinary stocks, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), Taiwanese Depositary Receipts (“TDRs”), preferred stock, convertible securities, investment companies (including other mutual funds or exchange-traded fund (“ETFs”)), and rights and warrants. The Acquired Fund’s equity investments may also include equity swaps, equity index swaps, futures, participation notes, options and other derivatives and structured securities, which are used primarily to gain broad access to markets and/or individual securities that may be difficult to access via direct investment in equity securities. Only securities open to U.S. investors are eligible for investment by the Acquired Fund. The Acquired Fund’s investments may include companies of all capitalization sizes.

The Acquired Fund may invest in the aggregate up to 20% of its Net Assets in investments in developed countries and emerging countries other than China, including non-investment grade fixed income securities.

The Acquiring Fund may allocate its assets among the Asian countries (other than Japan) as determined from time to time by the Investment Adviser.

For purposes of the Acquiring Fund’s investment policies, Asian countries include: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

The Acquiring Fund may invest in the aggregate up to 20% of its Net Assets in: (i) equity investments in issuers located in non-Asian countries and Japan; and (ii) fixed income securities, such as government, corporate and bank debt obligations.

How are each Fund’s investments allocated?

Allocation of the Acquired Fund’s investments is determined by the Investment Adviser’s assessment of a company’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact sector and industry weightings. The largest overweights are given to companies the Investment Adviser believes have the most upside return potential relative to their contribution to overall portfolio risk.

Allocation of the Acquiring Fund’s investments is determined by the Investment Adviser’s assessment of a company’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact sector and industry weightings. The largest weightings in the Acquiring Fund’s portfolio relative to the benchmark of the Acquiring Fund are given to companies the Investment Adviser believes have the most upside return potential relative to their contribution to overall portfolio risk.

	The Acquired Fund	The Acquiring Fund
	The Acquired Fund’s investments are selected using a strong valuation discipline based on industry specific metrics, to purchase what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. From a valuation perspective, the Investment Adviser generally looks for companies where its proprietary estimate of their earnings, asset value or cash flow is meaningfully different from consensus; or where the Investment Adviser believes growth in intrinsic value is not reflected in the share price.	The Acquiring Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.

What is each Fund’s limit with respect to an investment in a single industry or group of industries?	The Acquired Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that, to the extent that an industry represents 20% or more of the Acquired Fund’s benchmark index at the time of investment, the Acquired Fund may invest up to 35% of its assets in that industry.	The Acquiring Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

Benchmark	MSCI® China Index (net, total return, unhedged, USD)

MSCI® All Country Asia ex-Japan Index (net, USD, unhedged) (the “MSCI® All Country Asia ex-Japan Index”).

As of January 1, 2014 the MSCI® All Country Asia ex-Japan Index consisted of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand

Fund turnover

Each Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but will be reflected in the Fund’s performance.

The Acquired Fund’s portfolio turnover rate for the fiscal year ended October 31, 2013 was 55% of the average value of its portfolio. The Acquiring Fund’s portfolio turnover rate for the fiscal year ended October 31, 2013 was 102% of the average value of its portfolio.

Investment Adviser	GSAMII serves as the investment adviser of each Fund.

	The Acquired Fund	The Acquiring Fund
Fund management team

Alina Chiew, CFA, Managing Director

Ms. Chiew serves as Head of Greater China Equity. Ms. Chiew joined the Investment Adviser in 2006. Prior to that she was the head of research with CITIC Frontier China Research since 2004

Nathan Lin, Executive Director

Mr. Lin joined the GSAMI Greater China Equity Research Team as a Research Analyst in April 2008. Before joining GSAMI, Mr. Lin was an analyst at RCM Asset Management (Hong Kong) responsible for technology stocks within the Asian region beginning August 2006. Prior to that he was a portfolio manager covering the technology sector at Alliance Global Investors (Taiwan) beginning in 2004.

The SAI provides additional information about the portfolio managers’ compensation and other accounts managed by the portfolio managers.

Kevin Ohn, CFA, Managing Director

Mr. Ohn is the head of GSAMI’s Asia Equity team and lead portfolio manager of the Asia Ex-Japan Equity strategy. He was previously the Head of GSAMI’s Korea Equity research team in Seoul. Mr. Ohn joined the Investment Adviser in January 2007 from Allianz Global Investors, Seoul, where he spent four years as Head of Equity Research and then as Chief Investment Officer of the Equity business.

Alina Chiew, CFA, Managing Director

Ms. Chiew serves as Head of Greater China Equity. Ms. Chiew joined the Investment Adviser in 2006. Prior to that she was the head of research with CITIC Frontier China Research since 2004

The SAI provides additional information about the portfolio managers’ compensation and other accounts managed by the portfolio managers.

Fiscal year end	October 31

As the above table indicates, despite certain similarities, there are some notable differences between the investment objective and principal investment strategies of the Acquiring Fund and those of the Acquired Fund. For example, the Acquired Fund invests in a more limited universe of Asian countries (namely Greater China), while the Acquiring Fund invests in a more diversified universe of foreign and emerging markets in the Asian region (e.g., Greater China, South Korea, India and Indonesia). In addition, although the Acquired Fund may concentrate its investments in a single industry or group of industries to a greater extent than the Acquiring Fund under certain limited, defined circumstances, the Acquired Fund has infrequently relied on this flexibility. Accordingly, GSAMI believes that the differences in the Funds’ concentration policies are not material to shareholders because: (i) the Acquired Fund has infrequently concentrated its investments (i.e., invested more than 25% of its assets) in a single industry or group of industries; and, (ii) whereas the Acquiring Fund’s concentration policy permits that Fund to invest up to 25% of its assets in a single industry or group of industries, the Acquired Fund’s concentration policy only permits that Fund to invest up to 35% of its assets in a single industry or group of industries, but only to the extent that an industry represents 20% or more of that Fund’s benchmark index at the time of investment. The Acquired Fund may also invest up to 5% of its total assets in direct equity investments. Conversely, the Acquiring Fund is not permitted to make these investments. Direct equity investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments are generally considered to be illiquid.

The Acquiring Fund’s investment objective and principal investment strategies, including the additional markets to which you would be exposed as a shareholder of the Acquiring Fund, may impact performance and the risk/return profile of your investment. The investment philosophy of the Funds, as well as additional information on portfolio risks, securities and techniques, is described in more detail in Exhibit B.

Comparison of Principal Investment Risks of Investing in the Funds

Although the Acquiring Fund will invest in certain markets that are similar or identical to those in which the Acquired Fund currently invests, including Greater China, the Acquiring Fund is expected to invest in a more diversified universe of foreign and emerging markets in the Asian region (e.g., South Korea, India and Indonesia). These markets may subject the Acquiring Fund to unique risks to which the Acquired Fund is not currently subject. However, because the Acquiring Fund has less flexibility to concentrate its investments in a single industry or group of industries, the Acquiring Fund may not be subject to certain risks to the extent to which the Acquired Fund is currently subject (e.g., industry concentration risk and sector risk). Lastly, the Acquired Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Conversely, the Acquiring Fund is diversified. Accordingly, the Acquired Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. These differences are discussed in more detail in the chart below to facilitate comparison.

Loss of money is a risk of investing in the Funds. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. A Fund should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that a Fund will achieve its investment objective. Investment in the Funds involves substantial risks which prospective investors should consider carefully before investing.

Principal investment risks applicable to each Fund

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Liquidity Risk. The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

NAV Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Principal investment risks applicable to the Acquired Fund only

Greater China Risk. Investing in Greater China involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund’s investment exposure to Greater China may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events or natural disasters which may occur in the China region. The economy, industries, and securities and currency markets of Greater China may be adversely impacted by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S. The securities markets of the People’s Republic of China and Taiwan are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility and potentially fewer investment opportunities for the Fund. The government of the People’s Republic of China exercises significant control over the economy, and may alter laws or policies or discontinue economic reforms at any time. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact the Fund’s investments in Taiwan and Hong Kong.

Industry Concentration Risk. The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in a limited number of issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk. To the extent the Fund invests a significant amount of its assets in one or more sectors, such as the financial services or telecommunications sectors, the Fund will be subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different sectors.

Principal investment risks applicable to the Acquiring Fund only	Asia Risk. Investing in certain Asian issuers may involve a higher degree of risk and special considerations not typically associated with investing in issuers from more established economies or securities markets. The Fund’s investments in Asian issuers increase the risks to the Fund of conditions and developments that may be particular to Asian countries, such as: volatile economic cycles and/or securities markets; adverse changes to exchange rates; social, political, military, regulatory, economic or environmental developments; or natural disasters.

Additional information on portfolio risks, securities and techniques is described in more detail in Exhibit B. An additional discussion of these risks is included in the “Risks of the Portfolios” section of the current prospectus of the Funds, which is incorporated herein by reference. The materials have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on the expenses of the Funds for the twelve-month period ended October 31, 2013. For financial statement purposes, the Acquiring Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquiring Fund’s operating history will be used for financial reporting purposes. The tables also show the pro forma expenses of the combined Fund after giving effect to the Reorganization based on pro forma net assets as of October 31, 2013.

Class A Shares

	China Equity Fund (Class A Shares)	Asia Equity Fund (Class A Shares)	Combined Fund Class A (Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	1.93%	1.00%	0.82%
Total Annual Fund Operating Expenses	3.28%	2.25%	2.07%
Expense Limitation[2]	(1.36)%	(0.53)%	(0.39)%
Total Annual Fund Operating Expenses After Expense Limitation	1.92%	1.72%	1.68%

Class C Shares

	China Equity Fund (Class C Shares)	Asia Equity Fund (Class C Shares)	Combined Fund Class C (Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds) [1]	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.00%	1.00%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	1.87%	0.99%	0.82%
Total Annual Fund Operating Expenses	3.97%	2.99%	2.82%
Expense Limitation[2]	(1.30)%	(0.52)%	(0.39)%
Total Annual Fund Operating Expenses After Expense Limitation	2.67%	2.47%	2.43%

Institutional Shares

	China Equity Fund (Institutional Shares)	Asia Equity Fund (Institutional Shares)	Combined Fund Institutional Class (Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	1.66%	0.85%	0.67%
Total Annual Fund Operating Expenses	2.76%	1.85%	1.67%
Expense Limitation[2]	(1.23)%	(0.53)%	(0.39)%
Total Annual Fund Operating Expenses After Expense Limitation	1.53%	1.32%	1.28%

Class IR Shares

	China Equity Fund (Class IR Shares)	Asia Equity Fund (Class IR Shares)[3]	Combined Fund Class IR (Pro Forma)
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	1.92%	0.94%[4]	0.82%
Total Annual Fund Operating Expenses	3.02%	1.94%	1.82%
Expense Limitation[2]	(1.31)%	(0.50)%	(0.39)%
Total Annual Fund Operating Expenses After Expense Limitation	1.71%	1.44%	1.43%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.364% and 0.344% of China Equity Fund’s and Asia Equity Fund’s average daily net assets, respectively, through at least February 28, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Funds’ “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by each Fund.
[3]	Class IR Shares of the Acquiring Fund commenced investment operations on or after February 28, 2014.
[4]	“Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year of the Acquiring Fund’s Class IR Shares.

Expense Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your applicable shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation agreements for only the first year). Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	China Equity Fund				Asia Equity Fund				Combined Fund (Pro Forma)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$734	1,384	2,057	3,842	$715	1,167	1,643	2,954	$711	1,128	1,568	2,789
Class C
Assuming complete redemption at end of period	$370	1,091	1,929	4,100	$350	876	1,527	3,272	$346	837	1,455	3,119
Assuming no redemption	$270	1,091	1,929	4,100	$250	876	1,527	3,272	$246	837	1,455	3,119
Institutional Class	$156	740	1,350	3,000	$134	530	951	2,126	$130	488	871	1,944
Class IR	$174	810	1,472	3,244	$147	561	1,001	2,224	$146	535	949	2,105

The Funds’ Past Performance

Upon consummation of the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

The bar chart and table below provide an indication of the risks of investing in each Fund by showing: (i) changes in the performance of the Fund’s Institutional Shares from year to year; and (ii) how the average annual total returns of the Fund’s Class A, Class C, Institutional and Class IR Shares compare to those of a broad-based securities market index.

Each Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the front cover of this Information Statement/Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales load applicable to Class A Shares of the Acquiring Fund. If the sales load were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Acquired Fund Past Performance

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	Since Inception
Class A Shares (Inception 4/29/11)
Returns Before Taxes	-0.79%	-4.57%
Returns After Taxes on Distributions	-0.90%	-4.60%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.06%	-3.29%
Class C Shares (Inception 4/29/11)
Returns Before Taxes	3.17%	-3.22%
Institutional Shares (Inception 4/29/11)
Returns Before Taxes	5.30%	-2.13%
Class IR Shares (Inception 4/29/11)
Returns Before Taxes	5.27%	-2.27%
MSCI® China (Net, Unhedged, USD) Index (reflects no deduction for fees or expenses)	3.64%	-0.26%

Acquiring Fund Past Performance

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 7/8/94)
Returns Before Taxes	-1.70%	13.48%	7.02%	2.21%
Returns After Taxes on Distributions	-1.62%	13.54%	7.11%	2.19%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.71%	11.09%	6.08%	1.91%
MSCI® All Country Asia ex-Japan (Net, USD, unhedged) Index (reflects no deduction for fees or expenses)*	3.07%	16.50%	10.63%	N/A
Class B Shares (Inception 5/1/96)
Returns Before Taxes	-1.78%	13.67%	6.97%	1.24%
MSCI® All Country Asia ex-Japan (Net, USD, unhedged) Index (reflects no deduction for fees or expenses)*	3.07%	16.50%	10.63%	N/A
Class C Shares (Inception 8/15/97)
Returns Before Taxes	2.21%	13.89%	6.82%	1.43%
MSCI® All Country Asia ex-Japan (Net, USD, unhedged) Index (reflects no deduction for fees or expenses)*	3.07%	16.50%	10.63%	N/A
Institutional Shares (Inception 2/2/96)
Returns Before Taxes	4.43%	15.24%	8.07%	2.23%
MSCI® All Country Asia ex-Japan (Net, USD, unhedged) Index (reflects no deduction for fees or expenses)*	3.07%	16.50%	10.63%	N/A

*	Performance for the MSCI® All Country Asia ex-Japan (Net, USD, unhedged) Index is provided since 2001.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Reasons for the Reorganization and Board Considerations

The Reorganization is a part of GSAMI’s continuing effort to optimize the Goldman Sachs Funds and eliminate overlapping products. After evaluating the investment objectives, strategies and policies of the Funds, as well as their performance, size and potential for asset growth in the foreseeable future, the Investment Adviser recommended to the Board that it approve the reorganization of the Acquired Fund with and into the Acquiring Fund, an existing series of the Trust. GSAMI believes that the Reorganization may provide enhanced opportunities to realize greater economies of scale in the form of lower total operating expenses over time. In addition, GSAMI does not expect the Acquired Fund to experience significant asset growth in the foreseeable future and believes that the combined Fund would be better positioned for asset growth than the Acquired Fund on its own. The Investment

Adviser also believes that the Reorganization is preferable to liquidating the Acquired Fund, as it will provide you and other shareholders with the opportunity to invest in a fund that: (i) invests in a more diversified universe of foreign and emerging markets in the Asian region (e.g., Greater China, South Korea, India and Indonesia); and (ii) is part of the Goldman Sachs Funds – a large, diverse fund family. Moreover, although the Acquired Fund has higher 1-Year performance, the Acquiring Fund has higher since-inception performance and a longer performance record (the Acquiring Fund commenced operations in 1994; the Acquired Fund commenced operations in 2011).

On February 11, 2014, the Board, including a majority of the Independent Trustees, voted to approve the Reorganization. In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

In approving the Reorganization and Plan, the Board requested and received such information from the Investment Adviser as it determined to be necessary to evaluate the Reorganization. At its meeting, the Board received and evaluated materials regarding the investment objectives, strategies, policies and risks of the Funds, as well as the effect of the Reorganization on the existing shareholders of the Funds. The Board also evaluated and discussed: (i) the material differences between each Fund’s investment objective, strategies, policies and risks; (ii) the specific terms of the Reorganization, including information regarding the proposed plans for ongoing management, distribution and operation of the Acquiring Fund; and (iii) other information, such as the relative sizes of the Funds, the performance records of the Funds, the expenses of the Funds (including anticipated pro forma expense information of the Acquiring Fund following the Reorganization) and the anticipated asset growth of the Funds in the foreseeable future.

The Trustees also believe that the Reorganization offers a number of potential benefits. These potential benefits and considerations include the following:

•	Because GSAMI does not expect the Acquired Fund to experience significant asset growth in the foreseeable future, the Reorganization may provide enhanced opportunities to realize greater economies of scale in the form of lower total operating expenses over time.

•	The Reorganization is preferable to liquidating the Acquired Fund, as it will provide you and other shareholders with the opportunity to invest in a fund that invests in a more diversified universe of foreign and emerging markets in the Asian region (e.g., Greater China, South Korea, India and Indonesia). Although the Acquiring Fund will invest in certain markets that are similar or identical to those in which the Acquired Fund currently invests, including Greater China, the Acquired Fund is more heavily focused in China and Chinese markets for investment. These differences, as well as other differences, are discussed in more detail below under “Summary – Comparison of the Acquired Fund with the Acquiring Fund and Comparison of Principal Investment Risks of Investing in the Funds.”

•	Although the Acquired Fund may concentrate its investments in a single industry or group of industries to a greater extent than the Acquiring Fund under certain limited, defined circumstances, the Acquired Fund has infrequently relied on this flexibility. Accordingly, as discussed more fully above under “Summary – Comparison of the Acquired Fund with the Acquiring Fund,” GSAMI believes that the differences in the Funds’ concentration policies are not material to shareholders.

•	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Code, and, therefore, you will not recognize gain or loss for federal income tax purposes on the exchange of your shares of the Acquired Fund for the shares of the Acquiring Fund.

•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•	Lower management fees, as the Acquiring Fund’s effective management fee and management fee schedule are lower than the Acquired Fund’s management fees at every breakpoint.

•	The Reorganization is expected to result in a lower net expense ratio.

•	GSAMI has agreed to pay the legal and other costs associated with each Fund’s participation in the Reorganization.

Buying, Selling and Exchanging Shares of the Funds

The minimum initial investment for Class A and Class C Shares of each Fund is, generally, $1,000. The minimum initial investment for Institutional Shares of each Fund is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares of each Fund. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

For each Fund, the minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders. You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

If you purchase a Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

The procedures for making purchases, redemptions and exchanges of the Acquired Fund are identical to those of the Acquiring Fund. Please see the “Shareholder Guide” in Exhibit C to this Information Statement/Prospectus for additional information on making purchases, redemptions and exchanges.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Fund Securities

If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. However, each Fund’s portfolio securities are subject to adjustments in the ordinary course of business prior to, or in anticipation of, the Reorganization. The extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Acquiring Fund will be determined consistent with the Acquiring Fund’s investment objective, strategies and policies, any restrictions imposed by the Code and in the best interests of each Fund’s shareholders (including former shareholders of the Acquired Fund). Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the Acquiring Fund may result in a capital gain or loss for the Acquiring Fund. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available tax loss carryforwards.

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. (Net capital losses that arise in a tax year beginning after December 22, 2010 will generally be able to be carried forward without limit.) As of October 31, 2013, the Acquired Fund had estimated capital loss carryforwards of $1,203,434. Additionally, as of October 31, 2013, the Acquiring Fund had estimated capital loss carryforwards of $19,951,704. The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts. The Acquiring Fund’s ability to use the capital loss carryovers of the Acquired Fund, if any, to offset gains of Acquiring Fund in a given tax year after the Reorganization may be limited by loss limitation rules under federal tax law. If capital loss carryovers of the Acquired Fund are limited by those rules, it is possible that the limitations could result in all or a portion of Acquired Fund’s capital loss carryovers, if any, eventually expiring unused. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Funds at the time of the Reorganization and thus cannot be calculated precisely at this time.

The ability of the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

CAPITALIZATION

The following table sets forth the capitalization of the Funds as of February 28, 2014. The table also sets forth the pro forma combined capitalization of the combined Fund as if the Reorganization had occurred on February 28, 2014. If the Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Funds between February 28, 2014 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	The Acquired Fund ([•], 2014)	The Acquiring Fund ([•], 2014)	[Adjustments for Any Costs]	Pro Forma (February 28, 2014)
Net Assets (in 000s)
Class A Shares	[•]	[•]	[•]	[•]
Class C Shares	[•]	[•]	[•]	[•]
Institutional Shares	[•]	[•]	[•]	[•]
Class IR Shares	[•]	[•]	[•]	[•]
Total Net Assets	[•]	[•]	[•]	[•]
Net Asset Value Per Share	[•]	[•]	[•]	[•]
Class A Shares	[•]	[•]	[•]	[•]
Class C Shares	[•]	[•]	[•]	[•]
Institutional Shares	[•]	[•]	[•]	[•]
Class IR Shares	[•]	[•]	[•]	[•]
Shares Outstanding	[•]	[•]	[•]	[•]
Class A Shares	[•]	[•]	[•]	[•]
Class C Shares	[•]	[•]	[•]	[•]
Institutional Shares	[•]	[•]	[•]	[•]
Class IR Shares	[•]	[•]	[•]	[•]

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The description of the Plan contained herein includes the material provisions of the Plan, but this description is qualified in its entirety by the attached form copy of the Plan.

Timing. The Reorganization is scheduled to occur on or about April [•], 2014 (i.e., Closing Date), but may occur on such earlier or later date as the parties agree in writing.

Transfer and Valuation of the Assets. The Plan contemplates the transfer of all of the assets of the Acquired Fund to, and the assumption of the liabilities of the Acquired Fund by, the Acquiring Fund, in exchange for the applicable shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the applicable shares of the Acquired Fund on the Closing Date. The Acquired Fund would then distribute to its shareholders the portion of the Acquiring Fund shares to which each such shareholder is entitled. Thereafter, the Acquired Fund would be liquidated. All computations of value will be made by the State Street Bank and Trust Company, in its capacity as administrator for the Acquired Fund.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Funds and the receipt of all consents, orders and permits necessary to consummate the Reorganization. The Funds’ obligations are also subject to the receipt of a favorable opinion of Dechert LLP as to the U.S. federal income tax consequences of the Reorganization.

Termination of the Plan. The Plan may be terminated and the Reorganization may be abandoned by resolution of the Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

Cost of the Reorganization. GSAMI (or an affiliate) has agreed to pay the legal and other costs associated with each Fund’s participation in the Reorganization.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt of an opinion from Dechert LLP, counsel to the Trust, substantially to the effect that, for federal income tax purposes:

•	The transfer to the Acquiring Fund of all of the Acquired Fund’s assets in exchange solely for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of all of the Acquired Fund’s liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

•	No gain or loss will be recognized by the Acquired Fund upon: (i) the transfer of all of its assets to the Acquiring Fund as described above or (ii) the distribution by the Acquired Fund of Acquiring Fund shares to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code;

•	The tax basis of each asset of the Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of that asset in the hands of the Acquired Fund immediately before the transfer of the asset, increased by the amount of gain, if any, recognized by the Acquired Fund on the transfer;

•	The holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund’s assets solely in exchange for shares of the Acquiring Fund and the assumption of the Acquired Fund’s liabilities;

•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for the applicable Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the applicable Acquiring Fund shares received by the Acquired Fund shareholders in the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor; and

•	Each Acquired Fund shareholder’s holding period for the applicable Acquiring Fund shares received in the Reorganization will include the holding period of the shares of the Acquired Fund that were surrendered in exchange therefor, provided that the shareholder held the Acquired Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Trust, on behalf of the Funds.

No tax ruling has been or will be received from the IRS in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

CHARTER DOCUMENTS OF GOLDMAN SACHS TRUST

The Funds are each series of the Trust. Accordingly, the operations of each Fund are governed by the Trust’s Declaration of Trust and Amended and Restated By-Laws, each as amended. The operations of each Fund are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

The Funds have adopted fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Many of the Funds’ fundamental investment policies are similar or identical, though the Funds differ in certain fundamental investment policies, as discussed more fully below.

Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company. For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the 1940 Act), any limitation which involves the maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to a Fund’s fundamental investment restriction on “borrowing,” in the event that asset coverage (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

In addition to the fundamental investment policies, the Funds have adopted certain non-fundamental policies which can be changed or amended by action of the Trustees of such Fund without approval of shareholders. The current fundamental and non-fundamental investment policies of the Acquired Fund and the Acquiring Fund are listed below.

The Acquired Fund	The Acquiring Fund
Fundamental Investment Policies

Concentration Policy

The Acquired Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that the Acquired Fund may invest up to 35% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry if, at the time of investment, that industry represents 20% or more of the Acquired Fund’s benchmark index.	The Acquiring Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

Borrowing

The Acquired Fund may not borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the 1940 Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.	The Acquiring Fund may not borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.	The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

Loans

The Acquired Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) loans to affiliates of the Fund to the extent permitted by law.	The Acquiring Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law.

Underwriting

The Funds may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

Real Estate

The Funds may not purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

Commodities

The Funds may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

Senior Securities

The Funds may not issue senior securities to the extent such issuance would violate applicable law.

Diversification

N/A	The Acquiring Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

Non-Fundamental Investment Policies

The Funds may not:

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls and such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) exceed 5% of its net assets.

(d)	Make short sales of securities, except the Fund may make short sales against the box.

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

For purposes of the Funds’ industry concentration policies, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Other Investment Practices and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Exhibit B. Each Fund publishes on its website (http:// www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

10  Percent of total assets (italic type)
10  Percent of net assets (excluding borrowings
      for investment purposes) (roman type)
•     No specific percentage
      limitation on usage; limited
      only by the objectives and
strategies of the Fund	Asia Equity Fund	China Equity Fund
Investment Practices
Borrowings	33 1/3	33 1/3
Cross Hedging of Currencies	•	•
Custodial Receipts and Trust Certificates	•	•
Direct Equity Investment	—	5
Equity, Index and Currency Swaps	•	•
Foreign Currency Transactions (including forward contracts)	•	•
Futures Contracts and Options and Swaps on Futures Contracts (including index futures)	•	•
Illiquid Investments*	15	15
Initial Public Offerings (“IPOs”)	•	•
Investment Company Securities (including ETFs)**	10	10
Options on Foreign Currencies[1]	•	•
Options on Securities and Securities Indices[2]	•	•
Preferred Stock, Warrants and Stock Purchase Rights	•	•
Repurchase Agreements	•	•
Unseasoned Companies	•	•
When-Issued Securities and Forward Commitments	•	•

*	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment.
**	This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	The Funds may purchase and sell call and put options on foreign currencies.
[2]	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices in which they may invest.

10  Percent of total assets (italic type)
10  Percent of net assets (including borrowings for
      investment purposes) (roman type)
•     No specific percentage
      limitation on usage; limited
      only by the objective and
strategies of the Fund	Asia Equity Fund	China Equity Fund
Investment Securities
Asset-Backed and Mortgage-Backed Securities[1]	•	•
Bank Obligations[1,2]	•	•
Convertible Securities	•	•
Corporate Debt Obligations[1]	•	•
Depositary Receipts	•	•
Emerging Country Securities	•	•
Equity Investments	80+	80+
Fixed Income Securities	20[4]	20[5]
Foreign Government Securities[1]	•	•
Foreign Securities	•	•
Non-Investment Grade Fixed Income Securities[1,3]	•	•
Participation Notes	•	•
Real Estate Investment Trusts	•	•
Structured Securities (which may include equity linked notes)	•	•
Temporary Investments	100	100
U.S. Government Securities[1]	•	•

[1]	Limited by the amount the Fund invests in fixed income securities.
[2]	Issued by U.S. or foreign banks.
[3]	May be BB+ or lower by Standard & Poor’s, Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.
[4]	The Asia Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (i) fixed income securities; and (ii) equity investments in issuers located in non-Asian countries and Japan.
[5]	The China Equity Fund may invest in the aggregate up to 20% of its Net Assets in investments in developed countries and emerging countries other than China.

Investment Adviser

GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 31, 2013, GSAM, including its investment advisory affiliates, one of which is GSAMI, had assets under management of approximately $807.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, dealers, futures commission merchants or derivative clearing merchants, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

•	Supervises all non-advisory operations of the Funds

•	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

•	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

•	Maintains the records of each Fund

•	Provides office space and all necessary office equipment and services

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Fund	Contractual Management Fee Annual Rate		Average Daily Net Assets	Actual Rate For the Fiscal Year Ended October 31, 2013
Acquiring Fund	1.00 0.90 0.86 0.84 0.82	% % % % %	First $1 Billion Next $1 Billion Next $3 Billion Next $3 Billion Over $8 Billion	1.00%
Acquired Fund	1.10 0.99 0.94 0.92 0.90	% % % % %	First $1 Billion Next $1 Billion Next $3 Billion Next $3 Billion Over $8 Billion	1.10%

The Investment Adviser may waive a portion of its management fee from time to time and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds for 2013 is available in the Funds’ annual report dated October 31, 2013.

Distributor and Transfer Agent

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor (the “Distributor”) of the each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to the Institutional Shares and 0.19% of average daily net assets with respect to Class A, Class C and Class IR Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate adversely impact the Fund. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

The Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions in accordance with applicable law.

DISTRIBUTIONS

Each Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

•	Cash;

•	Additional shares of the same class of the Fund;

•	Shares of the same class from another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable Fund. Distributions from net investment income and net capital gains, if any, are declared and paid annually for each Fund. If cash distributions are elected with respect to a Fund’s annual distributions from net investment income, then cash distributions must also be elected with respect to the short-term capital gains component, if any, of the Fund’s annual distributions. The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

From time to time a portion of a Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice. When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

FINANCIAL HIGHLIGHTS

The financial tables are intended to help you understand the Acquiring Fund’s financial performance for the past five years. Certain information reflects financial results for a single Acquiring Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statement, is included in the Fund’s annual report (available upon request). Because Class IR Shares of the Acquiring Fund recently commenced investment operations, financial highlights are not available.

	Asia Equity Fund—Class A Shares
	For the Fiscal Years Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.78	$17.33	$19.14	$15.39	$10.11

Income (loss) from investment operations
Net investment income[a]	0.04	0.11	0.12	0.07 [b]	0.12
Net realized and unrealized gain (loss)	1.51	0.41	(1.69)	3.84	5.32

Total from investment operations	1.55	0.52	(1.57)	3.91	5.44

Distributions to shareholders
From net investment income	(0.12)	(0.07)	(0.24)	(0.16)	(0.22)
From net realized gains	—	—	—	—	(0.02)

Total distributions	(0.12)	(0.07)	(0.24)	(0.16)	(0.24)

Increase from regulatory settlements		—	—	—	0.08

Net asset value, end of period	$19.21	$17.78	$17.33	$19.14	$15.39

Total return[c]	8.72%	3.05%	(8.33)%	25.59%	55.89%[e]
Net assets, end of period (in 000s)	$14,097	$15,136	$39,688	$47,238	$43,833
Ratio of net expenses to average net assets	1.72%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	0.21%	0.66%	0.61%	0.40%[b]	0.97%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.25%	2.24%	2.17%	2.32%	2.36%
Portfolio turnover rate[d]	102%	83%	107%	85%	117%

See footnotes below.

	Asia Equity Fund—Class C Shares
	For the Fiscal Years Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.77	$16.39	$18.12	$14.64	$9.51

Income (loss) from investment operations
Net investment income (loss)[a]	(0.10)	(0.03)	(0.03)	(0.05)[b]	0.02
Net realized and unrealized gain (loss)	1.43	0.41	(1.59)	3.64	5.07

Total from investment operations	1.33	0.38	(1.62)	3.59	5.09

Distributions to shareholders
From net investment income	(0.08)	—	(0.11)	(0.11)	(0.02)
From net realized gains	—	—	—	—	(0.02)

Total distributions	(0.08)	—	(0.11)	(0.11)	(0.04)

Increase form regulatory settlements	—	—	—	—	0.08

Net asset value, end of period	$18.02	$16.77	$16.39	$18.12	$14.64

Total return[c]	7.87%	2.31%	(9.00)%	24.53%	54.64%[e]
Net assets, end of period (in 000s)	$2,331	$2,684	$3,219	$4,986	$4,160
Ratio of net expenses to average net assets	2.47%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.18)%	(0.18)%	(0.32)%[b]	0.20%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.99%	2.97%	2.92%	3.07%	3.11%
Portfolio turnover rate[d]	102%	83%	107%	85%	117%

See footnotes below.

	Asia Equity Fund—Institutional Shares
	For the Fiscal Years Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.71	$18.24	$20.12	$16.16	$10.70

Income (loss) from investment operations
Net investment income[a]	0.12	0.19	0.23	0.14 [b]	0.17
Net realized and unrealized gain (loss)	1.58	0.43	(1.80)	4.03	5.59

Total from investment operations	1.70	0.62	(1.57)	4.17	5.76

Distributions to shareholders
From net investment income	(0.28)	(0.15)	(0.31)	(0.21)	(0.36)
From net realized gains	—	—	—	—	(0.02)

Total distributions	(0.28)	(0.15)	(0.31)	(0.21)	(0.38)

Increase from regulatory settlements		—	—	—	0.08

Net asset value, end of period	$20.13	$18.71	$18.24	$20.12	$16.16

Total return[c]	9.16%	3.50%	(7.94)%	26.05%	56.48%[e]
Net assets, end of period (in 000s)	$43,208	$44,345	$27,071	$24,864	$20,575
Ratio of net expenses to average net assets	1.32%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	0.62%	1.03%	1.15%	0.82%[b]	1.35%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.85%	1.79%	1.77%	1.92%	1.96%
Portfolio turnover rate[d]	102%	83%	107%	85%	117%

See footnotes below.

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average daily net assets on the Asia Equity.
c	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
d	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
e	Total return reflects the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class C	Institutional
For the Fiscal Year Ended October 31, 2009	55.33%	54.16%	55.93%

EXPERTS

The financial highlights and financial statements of the Acquired Fund for the past three fiscal years are incorporated by reference into this Information Statement/Prospectus. The financial highlights and financial statements of the Acquired Fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

Interest of Certain Persons

Exhibit D to this Information Statement/Prospectus sets forth the persons who owned beneficially more than 5% of each Fund as of February 28, 2014.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036.

You can obtain more free information about each Fund from your Authorized Institution or

By calling: 1-800-526-7384

By writing to:

Goldman Sachs Funds

P.O. Box 06050

Chicago, IL 60606-6306

On the Internet: SEC EDGAR database – http://www.sec.gov.

The Funds’ statement of additional information and shareholder reports are available free of charge by using the contact information above or visiting the Fund’s website at: www.gsamfunds.com.

Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed onscreen or downloaded from the SEC’s Internet site at http://www.sec.gov.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

GOLDMAN SACHS CHINA EQUITY FUND

GOLDMAN SACHS ASIA EQUITY FUND

This Agreement and Plan of Reorganization is made as of April [•], 2014, by and between Goldman Sachs Trust, a Delaware statutory trust (“Goldman Sachs Trust”), on behalf of Goldman Sachs China Equity Fund (the “Acquired Fund”) and Goldman Sachs Asia Equity Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”).

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the applicable shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Funds are series of Goldman Sachs Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of Goldman Sachs Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Funds and that the interests of the existing shareholders of the Funds would not be diluted as a result of this transaction; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares of the respective class set forth on Schedule A, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and Schedule A, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the applicable Acquired Fund Shareholders, shall be equal to the aggregate net asset value of the corresponding class of shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2.	Valuation

2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Board of Trustees of Goldman Sachs Trust.

2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information and valuation procedures established by the Board of Trustees of Goldman Sachs Trust.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by State Street Bank and Trust Company (“State Street”) in its capacity as administrator for the Acquired Fund.

3.	Closing and Closing Date

3.1. The Closing Date shall be on or about April 25, 2014 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of Goldman Sachs Asset Management International (“GSAMI”) or at such other time and/or place as the parties may agree.

3.2. The Acquired Fund shall direct State Street, as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to those persons at JPMorganChase Bank, N.A., as custodian for the Acquiring Fund (“Acquiring Fund Custodian”) who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to those persons at the Acquiring Fund Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with customary practices of the Custodians and the requirements of Section 17(f) and the rules thereunder, the Acquired Fund’s Assets. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3. The Acquired Fund shall direct Goldman, Sachs & Co., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of each Board, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	Representations and Warranties

4.1. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer, Goldman Sachs Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)	The Acquired Fund is a series of Goldman Sachs Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	Goldman Sachs Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”) have not been revoked or rescinded and are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, Goldman Sachs Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Goldman Sachs Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)	The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Goldman Sachs Trust’s Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Goldman Sachs Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Goldman Sachs Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)	Except as otherwise disclosed in writing to and accepted by Goldman Sachs Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Goldman Sachs Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Goldman Sachs Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated October 31, 2013 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)	Since October 31, 2013, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)	All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, fully paid and non-assessable by Goldman Sachs Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

(n)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of Goldman Sachs Trust, on behalf of the Acquired Fund, and this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)	The information to be furnished by the Acquired Fund for use in registration statements, information statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)	The combined information statement and prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement on Form N-14 (“Registration Statement”) and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of Goldman Sachs Trust, Goldman Sachs Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)	The Acquiring Fund is a series of Goldman Sachs Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	Goldman Sachs Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act have not been revoked or rescinded and are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, Goldman Sachs Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Goldman Sachs Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Goldman Sachs Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Goldman Sachs Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)	Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against Goldman Sachs Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Goldman Sachs Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)	All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, fully paid and non-assessable by Goldman Sachs Trust and will have been offered in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(i)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of Goldman Sachs Trust, on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j)	The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, will be fully paid and non-assessable by the Acquiring Fund;

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

(m)	The information to be furnished by the Acquiring Fund for use in the registration statements, information statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(n)	The Information Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.3. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.4. Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5. The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Information Statement (referred to in subparagraph 4.1(p)) to be included in a Registration Statement on Form N-14, in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8. Goldman Sachs Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Goldman Sachs Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Goldman Sachs Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Goldman Sachs Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.9. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of Goldman Sachs Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Goldman Sachs Trust’s election, to the performance by Goldman Sachs Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of Goldman Sachs Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. Goldman Sachs Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Goldman Sachs Trust, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Goldman Sachs Trust shall reasonably request;

6.3. Goldman Sachs Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Goldman Sachs Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of Goldman Sachs Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Goldman Sachs Trust’s election, to the performance by Goldman Sachs Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of Goldman Sachs Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. Goldman Sachs Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

7.3. Goldman Sachs Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Goldman Sachs Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Goldman Sachs Trust shall reasonably request;

7.4. Goldman Sachs Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Goldman Sachs Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

7.6. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Goldman Sachs Trust, on behalf of the Acquired Fund, or Goldman Sachs Trust, on behalf of the Acquiring Fund, the other party to this Plan (or in the case of Paragraph 8.1, either party to this Plan) shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each party to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.3. The Registration Statement (and the Information Statement included therein) shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4. The parties shall have received the opinion of counsel to the parties substantially to the effect that based upon certain facts, assumptions, and representations, the transactions contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the parties of representations it shall request of the parties. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9.	Indemnification

9.1. Goldman Sachs Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2. Goldman Sachs Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.	Brokerage Fees and Expenses

10.1. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2. The expenses relating to the proposed Reorganization will be borne by GSAMI. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation, printing and distributing the Registration Statement and Information Statement, legal fees, accounting fees, and securities registration fees, but will not include brokerage costs or other costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement; Survival of Warranties

11.1. Each party to this agreement agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Plan constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of Goldman Sachs Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan inadvisable.

13.	Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Goldman Sachs Trust, on behalf of the Funds.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 200 West Street, New York, New York 10282, Attn: Caroline Kraus, Esq., Secretary, in each case with a copy to Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, Massachusetts 02110-2605, Attn: Geoffrey R.T. Kenyon, Esq.

15.	Headings; Governing Law; Assignment; Limitation of Liability

15.1. The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2. This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the date above first written.

GOLDMAN SACHS TRUST	GOLDMAN SACHS TRUST
On behalf of the Acquiring Fund:	On behalf of the Acquired Fund:
Goldman Sachs Asia Equity Fund	Goldman Sachs China Equity Fund

By:	By:
Name:	Name:
Title:	Title:

Goldman Sachs Asset Management International agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

By:
Name:
Title:

Schedule A

Acquired Fund		Acquiring Fund
Class A	g	Class A
Class B*
Class C	g	Class C
Institutional	g	Institutional
Class IR	g	Class IR

*	The Acquired Fund does not offer Class B Shares.

Exhibit B

GSAMI’S GLOBAL EMERGING MARKETS EQUITY INVESTMENT PHILOSOPHY AND

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

Investment Philosophy

Belief	How the Investment Adviser Acts on This Belief

• Excess returns can be generated by conducting thorough fundamental research and individual stock selection	• Seeks to generate excess returns through an intensive research culture and a strong commitment to on-the-ground research resources around the world.

• A team-based approach enriches debate and enhances the quality of investment decisions	• Conducts proprietary stock level research in a team- orientated regional structure with frequent, open communication and frontline decision-making.

• Focused and differentiated portfolios provide the greatest potential to generate excess returns	• Builds portfolios that are reflective of the team’s best investment ideas so that the majority of excess returns are driven by stock selection.

GSAMI’s Global Emerging Markets Equity team’s investment philosophy is grounded in the belief that we can achieve a competitive edge through selecting stocks with local expertise while being opportunistic investors. We seek to discover a broad range of investment ideas while being flexible, nimble, contrarian and avoiding complacency. We believe a company’s prospective ability to generate high returns on invested capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs), warrants, stock purchase rights, Depository Receipts and synthetic and derivative instruments (such as participation notes, swaps, options and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in a Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Funds may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated. Investments in foreign securities may take the form of sponsored and unsponsored ADRs, GDRs, EDRs, TDRs or other similar instruments representing securities of foreign issuers. ADRs, GDRs, EDRs and TDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs and TDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs, GDRs and TDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Sovereign Debt. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries. Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by those techniques.

Risks Specific to Greater China. In addition to the risks listed above, investing in Greater China presents other legal, regulatory, monetary economic and environmental risks.

The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in the People’s Republic of China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. For over three decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978.

The Chinese government has yet to develop comprehensive securities, corporate, or commercial laws, and the Chinese markets are relatively new and undeveloped. Because the legal system is still developing, it may be more difficult to obtain or enforce judgments. Chinese companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies. Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be more or less rigorous than that present in the U.S. The procedures and rules governing transactions and custody in Greater China also may involve delays in payment, delivery or recovery of money or investments. The legal and regulatory regime in Greater China, especially as it relates to the securities markets, is constantly evolving, and any changes may either positively or negatively affect the performance of investments in Greater China.

Foreign investments in the People’s Republic of China are somewhat restricted. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A shares, ownership of which is restricted to Chinese investors and Qualified Foreign Institutional Investors (“QFIIs”) who have obtained QFII quota, and B shares, which may be owned by Chinese and foreign investors. The Funds may obtain exposure to the A share market in the People’s Republic of China by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of A shares of Chinese companies. The Funds may also invest directly in B shares on the Shanghai and Shenzhen Stock Exchanges.

The economies of the People’s Republic of China, Hong Kong and Taiwan may differ favorably or unfavorably from the U.S. economy in terms of the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among other measures. Rapid industrialization in Greater China has led to widespread environmental degradation. Greater China is also at risk of certain environmental events and natural disasters including earthquakes, droughts, floods, and tsunamis and may demonstrate economic sensitivity to such events.

As a result of investing in the People’s Republic of China, a Fund may be subject to withholding and various other taxes imposed by the People’s Republic of China. To date, a 10% withholding tax has been levied on cash dividends, distributions and interest payments from companies listed in the People’s Republic of China to foreign investors.

However, tax authorities in the People’s Republic of China have not clarified certain aspects of the tax treatment of capital gains arising from securities trading. It is therefore possible that the relevant tax authorities may in the future clarify the tax position and impose an income tax or withholding tax on realized gains from dealing in People’s Republic of China equities. In light of this uncertainty and in order to meet this potential tax liability for capital gains, the Investment Adviser reserves the right to provide for the withholding tax on such gains or income and withhold the tax for the account of a Fund.

The tax law and regulations of the People’s Republic of China are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Investment Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of a Fund.

Hong Kong. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters, including economic, until 2047. Attempts by the government of the People’s Republic of China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance. The economy of Hong Kong may be significantly and adversely affected by increasing competition from the emerging economies of Asia, including that of the People’s Republic of China itself. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the economy, but could be discontinued. It is uncertain what affect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on the Hong Kong economy.

Taiwan. The political reunification of the People’s Republic of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation, and the continuing hostility between the People’s Republic of China and Taiwan, poses a threat to Taiwan’s economy and may have an adverse impact on the value of investments in both the People’s Republic of China and Taiwan. Any escalation of hostility between the People’s Republic of China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and in the region.

Foreign Custody Risk. A Fund that invests in foreign securities, may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign

Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risk of Equity Swap Transactions. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counter-party interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock (or group of stocks). Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock (or group of stocks), as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, or the creditworthiness of the counterparty, a Fund may suffer a loss, which may be substantial.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, forwards, participation notes, swaps, options on swaps, structured securities and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes presents even greater risk of loss.

Risks of Participation Notes. The Funds may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. A Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, a Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks as are associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities, in which some or all of the Funds may invest, include:

•	Both domestic and foreign securities that are not readily marketable

•	Certain stripped mortgage-backed securities

•	Repurchase agreements and time deposits with a notice or demand period of more than seven days

•	Certain over-the-counter options

•	Certain private investments in public equity (“PIPEs”)

•	Certain structured securities and swap transactions

•	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by a Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Non-Diversification and Geographic Concentration Risks. The China Equity Fund is classified as nondiversified funds under the Investment Company Act and is, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolios, and may be more susceptible to greater losses because of these developments.

In addition, the Fund may invest a significant portion of its total assets in the securities of corporate and government issuers located in a particular foreign country or region. Concentration of the investments of the Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Credit/Default Risks. Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of IPOs. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high trans-action costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold

IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in:

•	U.S. Government Securities

•	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)

•	Certificates of deposit

•	Bankers’ acceptances

•	Repurchase agreements

•	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

•	ETFs

•	Other investment companies

•	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may also invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies (including ETFs), in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Direct Equity Investment. The China Equity Fund may invest up to 5% of its total assets in direct equity investments. These Funds may invest in direct equity investments that the Investment Adviser expects will become listed or otherwise publicly traded securities. Direct equity investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments are generally considered to be illiquid. To the degree that the Fund invests in direct equity investments that it considers to be illiquid, it will limit such investments so that they, together with the Fund’s other illiquid investments, comply with the Fund’s investment restriction on illiquid securities.

In most cases, the Fund will, at the time of making a direct equity investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Investment Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise, and eventually to dispose of the Fund’s investment in the enterprise through, for example, the listing of the securities or the sale of the securities to the issuer or another investor. In cases where the Fund appoints a representative, the representative would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. In addition, the Fund intends to make their direct equity investments in such a manner as to avoid subjecting the Fund to unlimited liability with respect to the investments. There can be no assurance that the Fund’s direct equity investments will become listed, or that it will be able to sell any direct equity investment to the issuer or another investor. The extent to which the Fund may make direct equity investments may be limited by considerations relating to its status as a regulated investment company.

Direct equity investments in Chinese companies may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s direct equity investments, particularly in China, may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets of financial resources, or they may be dependent on a limited management group.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, a Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Funds may also enter into such transactions to seek to increase total return, which presents additional risk.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, each Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in forward contracts. In the case of forward contracts that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the forward contracts while the positions are open. With respect to forward contracts that do cash settle, however, a Fund is permitted to identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the forward contracts, if any, rather than their full notional amount.

Each Fund reserves the right to modify its asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled forward contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the forward contracts.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations as well as other non-U.S. dollar currencies). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets (including the amount borrowed) for temporary or emergency purposes. A Fund generally may not make additional investments if borrowings exceed 5% of its net assets.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Fund’s investment objective and policies.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligation under the option contract.

Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

•	While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.

•	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

•	The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.

•	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

•	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in futures contracts and options and swaps on futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the futures contracts while the positions are open. With respect to futures contracts that are required to cash settle, however, a Fund may identify on its books liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional amount. Each Fund reserves the right to modify its asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the futures contracts.

Equity Swaps, Index Swaps and Currency Swaps. Each Fund may invest in equity swaps, index swaps and currency swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

The value of swaps can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, or the creditworthiness of the counterparty, a Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, swaps may be illiquid, and a Fund may be unable to terminate its obligations when desired.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

As an investment company registered with the SEC, each Fund must identify on its books liquid assets, or engage in other SEC or staff approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open. With respect to swaps that are required to cash settle, however, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the swaps, if any, rather than their full notional amount. Each Fund reserves the right to modify its asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled swaps, a Fund will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the swaps.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific government or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade securities may be issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade fixed income securities tends to reflect individual government or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield securities in their portfolios.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with eligible counter-parties which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Repurchase agreements involving obligations other than U.S. Government Securities (such as foreign securities, commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Stock Purchase Rights. Each Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Exhibit C

SHAREHOLDER GUIDE

HOW TO BUY SHARES

Shares Offering

Shares of the Fund are continuously offered through the Distributor. In addition, certain Authorized Institutions designated by the Fund may be authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Fund?

You may purchase shares of the Fund through certain Authorized Institutions. In order to make an initial investment in the Fund you must furnish to your Authorized Institution the information in the account application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

Note: Authorized Institutions may receive different compensation for selling different class shares.

To open an account, contact your Authorized Institution. Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.

Class IR Shares are not sold directly to the public. Instead, Class IR Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, nonqualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase Class IR Shares through a plan level or omnibus account. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Authorized Institution that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class IR Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Class IR Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program.

Employee Benefit Plans generally may open an account and purchase Class IR Shares through Authorized Institutions, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Class IR Shares may not be available through certain Authorized Institutions. Additional shares may be purchased through an Employee Benefit Plan’s administrator or record-keeper.

What Is My Minimum Investment In The Fund?

For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through Authorized Institutions who aggregate shares in omnibus or similar accounts (e.g., Employee Benefit Plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Authorized Institution purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

No minimum amount is required for initial purchases in Class IR Shares or additional investments in Institutional or Class IR Shares.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived: (i) Goldman Sachs, its affiliates (including Goldman Sachs Trust (the “Trust”)) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Authorized Institution or the Portfolio’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?

If shares of the Fund are held in an account maintained and serviced by your Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Authorized Institution to an account with another Authorized Institution involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•	The Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.

•	Authorized Institutions are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your Authorized Institution to learn whether it is authorized to accept orders for the Trust.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in this Prospectus. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Authorized Institutions; access to the Authorized Institutions’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Authorized Institutions. In addition, certain

Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Authorized Institution may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, the Distributor and/or their affiliates and the services provided by an Authorized Institution may differ for different Authorized Institutions. The presence of these payments, receipt of these services and the basis on which an Authorized Institution compensates its registered representatives or salespersons may create an incentive for a particular Authorized Institution, registered representative or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

•	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

•	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.

•	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Investment Adviser.

•	Provide for, modify or waive the minimum investment requirements.

•	Modify the manner in which shares are offered.

•	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended.

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed or lost property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with its Customer Identification Program. After accepting an application, to the extent permitted by applicable law or its Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?

The price you pay when you buy shares is the Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell shares is the Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board.

Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source.

To the extent the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Underlying Fund, the Underlying Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other open-end registered investment companies (if any) excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

•	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

•	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of the Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Institutions for Class A Shares of the Fund are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $50,000	5.50%		5.82%		5.00%
$50,000 up to (but less than) $100,000	4.75		4.99		4.00
$100,000 up to (but less than) $250,000	3.75		3.90		3.00
$250,000 up to (but less than) $500,000	2.75		2.83		2.25
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**		***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act of 1933 (“Securities Act”).
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months.
***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit), the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases by Employee Benefit Plans investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject to A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution must notify the Fund’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Fund or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Authorized Institutions; and

(ii)	Information or records regarding shares of the Fund or other Goldman Sachs Funds held at any Authorized Institution by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Institution agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?

Class A Shares of the Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:

•	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;

•	Qualified employee benefit plans of Goldman Sachs;

•	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;

•	Any employee or registered representative of any Authorized Institution or their respective spouses, children and parents;

•	Banks, trust companies or other types of depository institutions;

•	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;

•	Employee Benefit Plans, where such Plans purchase Class A Shares through a plan level or omnibus account;

•	Investors who purchase Class A Shares through an omnibus account sponsored by an Authorized Institution that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;

•	Insurance company separate accounts that make the Fund available as an underlying investment in certain group annuity contracts;

•	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

•	Investment advisers investing for accounts for which they receive asset-based fees;

•	Accounts over which GSAM or its advisory affiliates have investment discretion;

•	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;

•	State sponsored 529 college savings plans; or

•	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your account application and notify your Authorized Institution and the Fund if you no longer are eligible for the exemption.

The fund will grant you an exemption subject to confirmation of your eligibility by your authorized institution. you may be charged a fee by your authorized institution.

How Can The Sales Charge On Class A Shares Be Reduced?

Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at an Authorized Institution other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Fund and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price of Class C Shares?

You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. A commission equal to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A AND C SHARES

What Else Do I Need To Know About The CDSC On Class A or C Shares?

•	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

•	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.

•	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

•	When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.

•	To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A or C Shares Be Waived Or Reduced?

The CDSC on Class A or Class C shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

•	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;

•	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;

•	The separation from service by a participant or beneficiary in an Employee Benefit Plan;

•	Excess contributions distributed from an Employee Benefit Plan;

•	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over into an IRA in the same share class of a Goldman Sachs Fund;

•	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder, participant or beneficiary in an Employee Benefit Plan;

•	Satisfying the minimum distribution requirements of the Code;

•	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;

•	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;

•	A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;

•	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA;” or

•	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.

HOW TO SELL SHARES

How Can I Sell Shares Of The Fund?

Generally, Shares may be sold (redeemed) only through your Authorized Institution. Customers of an Authorized Institution will normally give their redemption instructions to the Authorized Institution, and the Authorized Institution will, in turn, place redemption orders with the Fund. Redemptions may be requested by electronic trading platform (through your Authorized Institution), in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application). The Fund will generally redeem its Shares upon request on any business day the Fund is open at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Fund as described under “How to Buy Shares—Shares Offering.” The Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

An Authorized Institution may request redemptions by electronic trading platform, in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions. Other restrictions may apply in these situations.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

A Medallion signature guarantee may be required if:

•	A request is made in writing to redeem Class A, Class C and Class IR Shares in an amount over $50,000 via check;

•	You would like the redemption proceeds sent to an address that is not your address of record; or

•	You would like redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Authorized Institutions may submit redemption requests by telephone. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

•	Telephone requests are recorded.

•	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

•	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

•	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.

•	The telephone redemption option may be modified or terminated at any time without prior notice.

•	The Fund may redeem via check up to $50,000 in Class A, Class C and Class IR Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

•	Redemption proceeds will normally be paid on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.

•	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the 1940 Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.

•	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

•	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.

•	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.

•	None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or such financial intermediary.

By Check: You may elect to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

•	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

•	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Authorized Institutions may set times by which they must receive redemption requests. Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

•	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through Eligible Fee-Based Program.

•	Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

•	Subject to applicable law, redeem your shares in other circumstances determined by the Board to be in the best interest of the Trust.

•	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

•	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to the Fund as undeliverable or remain uncashed for more than 180 days. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. When reinvested, those amounts are subject to the risk of loss like any Fund investment. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.

•	Charge an additional fee in the event a redemption is made via wire transfer.

None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund. You may reinvest redemption proceeds as follows:

•	Class A Shares—Class A Shares of the same Fund or another Goldman Sachs Fund.

•	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund.

•	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.

•	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.

•	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

•	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.

•	Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.

•	The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee). However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.

•	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the CDSC applicable to those shares, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares and will not be affected by a subsequent exchange.

•	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Institution.

•	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.

•	Exchanges are available only in states where exchanges may be legally made.

•	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

•	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

•	Normally, a telephone exchange will be made only to an identically registered account.

•	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.

•	Exchanges into the Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

•	Exchanges into the Fund from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available at www.gsamfunds.com and from your Authorized Institution, or you may check the appropriate box on the Account Application

Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

•	Shares will be purchased at NAV.

•	You may elect to cross-reinvest into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

•	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

•	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Fund for shares of the same class of other Goldman Sachs funds.

•	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.

•	You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

•	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.

•	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.

•	Minimum dollar amount: $50 per month.

•	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

•	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

•	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Have Systematic Withdrawals Made On A Regular Basis?

You may redeem from your Class A or Class C Shares account systematically via check or ACH transfer in any amount of $50 or more.

•	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.

•	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.

•	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.

The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?

Authorized Institutions are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C or Class IR Shares and a monthly account statement if you invest in Institutional Shares. If your account is held through your Authorized Institution, you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Authorized Institution or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. The Fund does not generally provide sub-accounting services.

The types of reports Class IR shareholders will receive depend on the related arrangements in effect with respect to such shareholders’ Employee Benefit Plan or Eligible Fee-Based Program.

DISTRIBUTION AND SERVICE FEES

What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A and Class C Shares bear distribution and/or service fees paid to Goldman Sachs and Authorized Institutions. These Authorized Institutions seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% and 0.75%, of the Fund’s average daily net assets attributed to Class A and Class C Shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges. The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

•	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;

•	Commissions paid to Authorized Institutions;

•	Allocable overhead;

•	Telephone and travel expenses;

•	Interest and other costs associated with the financing of such compensation and expenses;

•	Printing of prospectuses for prospective shareholders;

•	Preparation and distribution of sales literature or advertising of any type; and

•	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% distribution fee for the Class A Shares as an ongoing commission to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS C PERSONAL AND ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class C Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of the Trust, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Authorized Institutions such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Authorized Institutions may not have the capability or may not be willing to apply the Fund’s market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these Authorized Institutions may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain customers of the Authorized Institution. Authorized Institutions may also monitor their customers’ trading activities in the Fund. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Fund. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

TAXATION

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, noncorporate shareholders must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a high portfolio turnover rate.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

It is not anticipated that any significant percentage of the Fund’s dividends paid will be eligible for dividends-received deduction. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you, subject to certain limitations, either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell or redeem your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or Tax Identification Number on your Account Application. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains, and, for distributions in taxable years beginning before January 1, 2014 (if not extended further by Congress), of short-term capital gains and qualified interest income. Although this designation will be made for distributions of long-term and short-term capital gains, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of this Prospectus. If your account is held with an Authorized Institution, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Exhibit D

INTERESTS OF CERTAIN PERSONS

To the knowledge of the Funds, as of February 28, 2014, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Acquiring Fund. Shareholders indicated below holding greater than 25% or more of a Fund are “controlling persons” of that Fund under the 1940 Act.

Shareholder Name and Address	Number of Shares	Percentage of Class
[•]	[•]	[•]%

As of February 28, 2014, the Trustees and Officers of each Fund as a group owned less than 1% of the outstanding shares of the Fund.

The votes of the shareholders of the Acquired Fund and Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

D-1

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH [•], 2014

GOLDMAN SACHS ASIA EQUITY FUND

(a series of Goldman Sachs Trust)

Class A Shares	Class C Shares	Institutional Shares	Class IR Shares
GSAGX	GSACX	GSAIX	GSAEX

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the related Information Statement/Prospectus, dated March [•], 2014, which relates to the Class A, Class C, Institutional and Class IR Shares of the Goldman Sachs Asia Equity Fund to be issued in exchange for the corresponding shares of the Goldman Sachs China Equity Fund. Please retain this SAI for further reference. To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Goldman Sachs Funds at the address set forth above or call the Goldman Sachs Funds at 800-621-2550 (for Institutional Shareholders) or 800-526-7384 (for Class A, Class C and Class IR Shareholders).

GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is March [•], 2014.

-i-

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court

10-15 Newgate Street

London, England EC1A7HD

GOLDMAN, SACHS & CO.

Distributor

200 West Street

New York, NY 10282

GOLDMAN, SACHS & CO.

Transfer Agent

71 South Wacker Drive

Chicago, IL 60606

Toll-free (in U.S.) 800-621-2550 (for Institutional Shareholders) or 800-526-7384 (for Class A, Class C and Class IR Shareholders).

B-1

INTRODUCTION

This SAI is intended to supplement the information provided in an Information Statement/Prospectus dated March [•], 2014 (the “Information Statement/Prospectus”) relating to the proposed Agreement and Plan of Reorganization (the “Plan”) between the Goldman Sachs China Equity Fund (the “Acquired Fund”) and the Goldman Sachs Asia Equity Fund (the “Acquiring Fund”), each a series of Goldman Sachs Trust, pursuant to which the Acquired Fund will (i) transfer all of its assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) distribute to its shareholders a portion of the Acquiring Fund shares to which each shareholder is entitled (as discussed below) in complete liquidation of the Acquired Fund (the “Reorganization”).

Under the terms of the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the Closing Date (as defined below). Shareholders of each class of shares of the Acquired Fund will receive the corresponding class of the Acquiring Fund, as follows:

Acquired Fund		Acquiring Fund
Class A	g	Class A
Class B*
Class C	g	Class C
Institutional	g	Institutional
Class IR	g	Class IR

*	The Acquired Fund does not offer Class B Shares.

No sales charge, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization, which is scheduled to occur on or about April [•], 2014, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1.	The Acquired Fund’s Annual Report for the fiscal year ended October 31, 2013 (File Nos. 33-17619 and 811-05349) as filed with the SEC on January 3, 2014 (Accession No. 0001193125-14-001905).

2.	The Acquired Fund’s Statement of Additional Information, dated February 28, 2014, as supplemented to date (File Nos. 33-17619 and 811-05349), as filed with the SEC on February [•], 2014 (Accession No. [•]) (and as supplement from time to time in the future).

3.	The Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2013 (File Nos. 33-17619 and 811-05349), as filed with the SEC on January 3, 2014 (Accession No. 0001193125-14-001905).

4.	The Acquiring Fund’s Statement of Additional Information, dated February 28, 2014, as supplemented to date (File Nos. 33-17619 and 811-05349), as filed with the SEC on February [•], 2014 (Accession No. [•]) (and as supplement from time to time in the future).

B-2

PRO FORMA FINANCIAL STATEMENTS

Shown below are unaudited pro forma financial statements for the combined Fund, assuming the Reorganization, as more fully described in the combined Information Statement/Prospectus dated March [•], 2014, had been consummated as of October 31, 2013. The pro forma Combined Schedules of Investments and the pro forma Combined Statements of Assets and Liabilities have been adjusted to give effect to the Reorganization as if the Reorganization had occurred on October 31, 2013. The pro forma Combined Statement of Operations is for the fiscal year ended October 31, 2013 and has been adjusted to give effect to the Reorganization as if the Reorganization had occurred November 1, 2012.

The unaudited pro forma Combined Schedules and Financial Statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on October 31, 2013. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund for the fiscal year ended October 31, 2013.

The following unaudited pro forma Combined Schedules and Financial Statements have been derived from the Schedules and Financial Statements of the Acquired Fund and the Acquiring Fund and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on October 31, 2013. The unaudited pro forma Schedules and Financial Statements should be read in conjunction with the Financial Statements and related notes of the Acquired Fund and the Acquiring Fund included in the Annual Reports to Shareholders for the fiscal year ended October 31, 2013, each of which are incorporated herein.

Pro Forma Combined Schedule of Investments for the Goldman Sachs China Equity Fund and the Goldman Sachs Asia Equity Fund October 31, 2013 (Unaudited)

Shares			Description	Value
Goldman Sachs China Equity Fund	Goldman Sachs Asia Equity Fund	Pro Forma Combined Fund	Common Stocks—98.3%	Goldman Sachs China Equity Fund	Goldman Sachs Asia Equity Fund	Pro Forma Combined Fund
			Canada—1.1%
—	39,052	39,052	Canadian Solar, Inc. (Semiconductors & Semiconductor Equipment)*	$—	$898,196	$898,196

			China—36.8%
2,009,000	—	2,009,000	Agricultural Bank of China Ltd. Class H (Banks)	968,127	—	968,127
254,000	—	254,000	Belle International Holdings Ltd. (Retailing)	358,146	—	358,146
162,100	—	162,100	China International Marine Containers (Capital Goods)	303,160	—	303,160
341,000	—	341,000	China Machinery Engineering Corp. Class H (Capital Goods)	233,028	—	233,028
114,000	—	114,000	China Mobile Ltd (Telecommunication Services)	1,184,648	—	1,184,648
436,000	—	436,000	China National Building Material Co. (Capital Goods)	426,292	—	426,292
171,200	—	171,200	China Pacific Insurance (Group) Co. Ltd. Class H (Insurance)	618,653	—	618,653
102,000	—	102,000	China Shenhua Energy Co. Ltd. Class H (Energy)	310,271	—	310,271
654,000	—	654,000	China Suntien Green Energy Corp. Ltd. Class H (Energy)	228,646	—	228,646
192,000	—	192,000	Dawnrays Pharmaceutical Holdings Ltd. (Pharmaceuticals)	95,096	—	95,096
468,000	—	468,000	FIH Mobile Ltd. (Telecommunication Services)*	263,621	—	263,621
109,500	—	109,500	Great Wall Motor Co. Ltd. Class H (Automotive)	643,610	—	643,610
878,000	—	878,000	Guangdong Land Holdings Ltd. (Beverages)	234,587	—	234,587
163,000	—	163,000	Haitian International Holdings Ltd. (Capital Goods)	392,906	—	392,906
101,000	—	101,000	Hilong Holding Ltd (Energy)	67,179	—	67,179
396,000	—	396,000	Huaneng Power International Inc. Class H (Energy)	413,349	—	413,349
249,000	—	249,000	Jiangxi Copper Co. Ltd. Class H (Metals & Mining)	477,382	—	477,382
386,000	—	386,000	Ju Teng International Holdings Ltd.	280,813	—	280,813
161,600	—	161,600	New China Life Insurance Co., Ltd (Insurance)	456,592	—	456,592
46,000	—	46,000	Orient Overseas International Ltd. (Consumer Services)	237,595	—	237,595
926,000	—	926,000	PetroChina Co. Ltd. Class H (Energy)	1,054,511	—	1,054,511
93,000	—	93,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals)	210,580	—	210,580
8,435	—	8,435	TAL Education Group ADR (Diversified Consumer Services)	161,868	—	161,868
134,000	—	134,000	Zhuzhpu CSR Times Electric Co. Ltd. Class H	480,984	—	480,984
266,000	284,000	550,000	China Oilfield Services Ltd. Class H (Energy)	743,386	793,691	1,537,077
505,000	858,000	1,363,000	China Huishan Dairy Holdings Co. (Food, Beverage & Tobacco)*	200,619	340,854	541,473
2,666,000	1,483,110	4,149,110	China Construction Bank Corp. Class H (Banks)	2,074,219	1,153,900	3,228,119
40,100	20,300	60,400	Tencent Holdings Ltd. (Software & Services)	2,186,669	1,106,968	3,293,637
2,609,000	2,274,635	4,883,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	1,828,977	1,594,578	3,423,555
27,522	31,541	59,063	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	461,544	528,943	990,487
47,000	58,000	105,000	Hengan International Group Co. Ltd. (Household & Personal Products)	575,494	710,184	1,285,678
1,476,800	1,030,000	2,506,800	China Petroleum & Chemical Corp. Class H (Energy)	1,195,481	833,793	2,029,274
70,000	242,000	312,000	ENN Energy Holdings Ltd. (Utilities)	415,023	1,434,794	1,849,817
284	751	1,035	58.Com, Inc. ADR (Software & Services)*	6,850	18,114	24,964
—	192,000	192,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	—	670,036	670,036
—	527,500	527,500	Bloomage Biotechnology Corp. Ltd. (Materials)	—	1,109,027	1,109,027
—	174,000	174,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	—	599,952	599,952

				19,789,906	10,894,834	30,684,740

B-3

Shares			Description	Value
Goldman Sachs China Equity Fund	Goldman Sachs Asia Equity Fund	Pro Forma Combined Fund	Common Stocks—98.3%	Goldman Sachs China Equity Fund	Goldman Sachs Asia Equity Fund	Pro Forma Combined Fund
			Hong Kong—10.7%
—	169,436	169,436	AIA Group Ltd. (Insurance)	—	860,368	860,368
—	36,000	36,000	Cheung Kong Holdings Ltd. (Real Estate)	—	562,214	562,214
—	34,000	34,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	—	236,597	236,597
216,000	140,000	356,000	China Overseas Land & Investment Ltd. (Real Estate)	669,389	433,863	1,103,252
342,000	270,000	612,000	China Unicom Hong Kong Ltd. (Telecommunication Services)	535,063	422,419	957,482
—	151,000	151,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	—	1,127,197	1,127,197
—	1,960,000	1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—	—	—
216,500	255,000	471,500	Shimao Property Holdings Ltd. (Real Estate)	544,120	640,881	1,185,001
396,000	424,000	820,000	Sino Biopharmaceutical (Pharmaceuticals, Biotechnology & Life Sciences)	279,885	299,675	579,560
—	33,555	33,555	Sun Hung Kai Properties Ltd. (Real Estate)	—	439,528	439,528
114,000	115,000	229,000	China Menguin Dairy Co. Ltd. (Food, Beverage & Tobacco)	501,476	505,875	1,007,351
—	67,000	67,000	Hutchison Whampoa Ltd. (Capital Goods)	—	834,865	834,865

				2,529,933	6,363,482	8,893,415

			India—6.2%
—	2,624	2,624	Bosch Ltd. (Automobiles & Components)	—	374,802	374,802
—	15,123	15,123	Bajaj Finance Ltd. (Diversified Financials)	—	333,647	333,647
—	61,531	61,531	HDFC Bank Ltd. (Banks)	—	685,198	685,198
—	22,161	22,161	HCL Technologies Ltd. (Software & Services)	—	395,088	395,088
—	30,951	30,951	IndusInd Bank Ltd. (Banks)	—	223,971	223,971
—	10,762	10,762	Infosys Ltd. (Software & Services)	—	575,116	575,116
—	87,018	87,018	Just Dial Ltd. (Software & Services)*	—	1,764,835	1,764,835
—	3,657	3,657	Oracle Financial Services Software Ltd. (Software & Services)*	—	190,756	190,756
—	80,518	80,518	Prestige Estates Projects Ltd. (Real Estate)	—	186,975	186,975
—	10,857	10,857	United Spirits Ltd. (Food, Beverage & Tobacco)*	—	454,536	454,536

				—	5,184,924	5,184,924

			Indonesia—3.2%
—	1,612,000	1,612,000	PT Telekomunikasi Indonesia (Persero) Tbk (Telecommunication Services)	—	335,313	335,313
—	54,500	54,500	PT Unilever Indonesia Tbk (Household & Personal Products)	—	144,914	144,914
—	4,106,000	4,106,000	PT Erajaya Swasembada Tbk (Technology Hardware & Equipment)	—	495,008	495,008
—	685,000	685,000	PT MNC Sky Vision Tbk (Media)	—	141,208	141,208
—	2,575,000	2,575,000	PT Media Nusantara Citra Tbk (Media)	—	570,277	570,277
—	9,077,000	9,077,000	PT Sumber Alfaria Trijaya Tbk (Food & Staples Retailing)	—	434,826	434,826
—	554,000	554,000	PT Bank Central Asia Tbk (Banks)	—	513,286	513,286

				—	2,634,832	2,634,832

			Malaysia—2.2%
—	66,400	66,400	Public Bank Bhd (Banks)	—	385,378	385,378
—	193,620	193,620	Genting Berhad (Consumer Services)	—	642,823	642,823
—	144,800	144,800	Tenaga Nasional Berhad (Utilities)	—	432,708	432,708
—	476,500	476,500	UEM Sunrise Bhd (Real Estate)	—	353,066	353,066

				—	1,813,975	1,813,975

			Philippines—1.8%	—	—	—
—	1,957,700	1,957,700	Emperador, Inc. (Software & Services)*	—	532,806	532,806
—	1,919,900	1,919,900	Lafarge Republic, Inc. (Materials)	—	413,455	413,455
—	191,270	191,270	Universal Robina Corp. (Food, Beverage & Tobacco)	—	564,559	564,559

—	—			—	1,510,820	1,510,820

			Singapore—3.8%
—	599,000	599,000	Hutchison Port Holdings Trust Class U (Transportation)	—	452,245	452,245
—	114,230	114,230	DBS Group Holdings Ltd. (Banks)	—	1,539,989	1,539,989
—	388,000	388,000	Singapore Telecommunications Ltd. (Telecommunication Services)	—	1,178,272	1,178,272

				—	3,170,506	3,170,506

B-4

Shares			Description	Value
Goldman Sachs China Equity Fund	Goldman Sachs Asia Equity Fund	Pro Forma Combined Fund	Common Stocks—98.3%	Goldman Sachs China Equity Fund	Goldman Sachs Asia Equity Fund	Pro Forma Combined Fund
			South Korea—20.5%
—	4,495	4,495	NCSoft Corp. (Software & Services)	—	871,289	871,289
—	44,000	44,000	Hyundai Development Co.—Engineering & Construction (Capital Goods)	—	978,046	978,046
—	31,271	31,271	Seoul Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	—	1,301,181	1,301,181
—	33,300	33,300	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	—	1,002,027	1,002,027
—	8,270	8,270	Hyundai Mipo Dockyard (Capital Goods)	—	1,316,259	1,316,259
—	25,863	25,863	Kia Motors Corp. (Automobiles & Components)	—	1,502,672	1,502,672
—	9,891	9,891	OCICo. Ltd. (Materials)	—	1,789,967	1,789,967
—	2,866	2,866	Kumho Petro Chemical Co. Ltd. (Materials)	—	280,560	280,560
—	8,620	8,620	Hanssem Co. Ltd. (Consumer Durables & Apparel)	—	349,254	349,254
—	1,135	1,135	NAVER Corp. (Software & Services)	—	636,925	636,925
—	3,213	3,213	Hyundai Department Store Co. Ltd. (Retailing)	—	511,616	511,616
—	1,071	1,071	LG Chem Ltd. (Materials)	—	302,110	302,110
—	6,954	6,954	Samsung C&T Corp. (Capital Goods)	—	412,636	412,636
—	1,565	1,565	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	—	2,158,227	2,158,227
—	1,908	1,908	SK Holdings Co. Ltd. (Capital Goods)	—	345,806	345,806
—	53,180	53,180	Hana Financial Group, Inc. (Banks)	—	2,044,893	2,044,893
—	16,190	16,190	LMS Co. Ltd. (Semiconductors & Semiconductor Equipment)	—	259,003	259,003
—	26,680	26,680	KT Skylife Co. Ltd. (Media)	—	706,333	706,333
—	4,900	4,900	Hankook Tire Co. Ltd. (Automobiles & Components)	—	287,456	287,456

				—	17,056,260	17,056,260

			Taiwan—9.1%
199,000	364,000	563,000	Epistar Corp. (Semiconductor)	345,087	631,209	976,296
—	52,000	52,000	Ginko International Co. Ltd. (Health Care Equipment & Services)	—	986,520	986,520
—	423,000	423,000	Fubon Financial Holdings Co. Ltd. (Diversified Financials)	—	619,932	619,932
—	57,899	57,899	PChome Online, Inc. (Software & Services)	—	336,432	336,432
—	80,000	80,000	Media Tek, Inc. (Semiconductors & Semiconductor Equipment)	—	1,093,755	1,093,755
—	319,600	319,600	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	—	812,518	812,518
—	636,195	636,195	Mega Finanancial Holdings Co. Ltd. (Banks)	—	550,874	550,874
—	67,286	67,286	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	—	251,784	251,784
—	530,338	530,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	—	1,954,595	1,954,595

				345,087	7,237,619	7,582,706

			Thailand—2.5%
—	79,753	79,753	PTT Exploration & Production PCL (Energy)	—	431,536	431,536
—	45,600	45,600	Bangkok Bank PCL NVDR (Banks)	—	302,623	302,623
—	199,200	199,200	Airports of Thailand PCL (Transportation)	—	1,355,680	1,355,680

				—	2,089,839	2,089,839

			United States—0.6%
—	5,393	5,393	Cognizant Technology Solutions Corp. Class A (Software & Services)*	—	468,813	468,813

			TOTAL COMMON STOCKS
			(Cost $20,540,977, $52,857,473 and $71,398,450)	$22,664,926	$59,324,100	$81,989,026

			Investment Company—1.1%
			United States
452,274	—	452,274	SSgA U.S. Government Money Market Fund(a)	452,274	—	452,274
			Thailand
—	1,593,800	1,593,800	BTS Rail Mass Transit Growth Infrastructure Fund, Class F	—	493,560	493,560
			TOTAL INVESTMENT COMPANY

			(Cost $452,274, $563,859 and $1,016,133)	$452,274	$493,560	$945,834

B-5

Shares			Description	Value
Goldman Sachs China Equity Fund	Goldman Sachs Asia Equity Fund	Pro Forma Combined Fund	Common Stocks—98.3%	Goldman Sachs China Equity Fund	Goldman Sachs Asia Equity Fund	Pro Forma Combined Fund
			Rights—0.0%
—	50,648	50,648	Mega Financial Holding Co. Ltd. (Banks)*	—	6,791	6,791

			TOTAL INVESTMENTS
			(Cost $20,993,251, $53,421,332 and $74,414,583)	$23,117,200	$59,824,451	$82,941,651

			OTHER ASSETS IN EXCESS OF LIABILITIES—0.6%	$20,896	$439,301	$460,197

			NET ASSETS—100%	$23,138,096	$60,263,752	$83,401,848

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security
(a)	Variable rate Security. Interest rate disclosed is that which is in effect at October 31, 2013.

Investment Abbreviations:

ADR—American Depository Receipt

NVDR—Non-Votin Depository Receipt

B-6

Pro Forma Combined Statement of Assets and Liabilities

For the Goldman Sachs China Equity Fund and the Goldman Sachs Asia Equity Fund

October 31, 2013 (Unaudited)

	Goldman Sachs China Equity Fund	Goldman Sachs Asia Equity Fund		Adjustments		Pro Forma Combined Fund
Assets:
Investments, at value (cost $20,993,251, $53,421,332 and $74,414,583, respectively)	$23,117,200	$59,824,451		$—		$82,941,651
Cash		147,842		—		147,842
Foreign Currency, at value (cost $2,996, $96,494 and $99,490)	2,996	94,493		—		97,489
Receivables:
Investments sold	151,988	807,164		—		959,152
Dividends	113,246	70,371		—		183,617
Fund shares sold	—	16,238		—		16,238
Reimbursement from investment adviser	15,041	25,564		—		40,605
Other assets:	2,460	19,215		—		21,675

Total assets	23,402,931	61,005,338		—		84,408,269

Liabilities:
Payables:
Investments purchased	153,295	318,103		—		471,398
Foreign capital gains taxes	—	147,777		—		147,777
Fund shares redeemed	—	87,448		—		87,448
Amounts owed to affiliates	22,492	60,566		—		83,058
Accrued expenses	89,048	127,692		—		216,740

Total liabilities	264,835	741,586		—		1,006,421

Net Assets:
Paid in capital	22,111,260	74,101,255		—		96,212,515
Undistributed net investment income	416,443	72,950		—		489,393
Accumulated net realized loss	(1,513,578)	(20,176,544)		—		(21,690,122)
Net unrealized gain	2,123,971	6,266,091		—		8,390,062

Net Assets	$23,138,096	$60,263,752		—		$83,401,848

Net Assets:
Class A	$18,091	$14,097,045		$—		$14,115,136
Class B	—	627,977		—		627,977
Class C	8,870	2,330,963		—		2,339,833
Institutional	23,102,039	43,207,767		—		66,309,806
Class IR	9,096	—		—		9,096
Net Assets Value, offering and redemption price per share: (a)
Class A	$8.92	$19.21				$19.21
Class B	—	$18.23				$18.23
Class C	$8.84	$18.02				$18.02
Institutional	$8.99	$20.13				$20.13
Class IR	$8.97	$20.13	(b)			$20.13
Shares Outstanding par value (unlimited number of shares authorized):
Class A	2,028	733,666		(1,086	) (c)	734,608
Class B	—	34,448		—		34,448
Class C	1,003	129,382		(511	) (c)	129,874
Institutional	2,570,215	2,146,290		(1,422,573	) (c)	3,293,932
Class IR	1,014	—		(562	) (c)	452

(a)	Maximum public offering price per share for Class A Shares of the Goldman Sachs China Equity Fund and Goldman Sachs Asia Equity Fund is $9.44 and $20.33, respectively At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase of the shares.
(b)	Assumed share class existed at October 31, 2013 with NAV of $20.13.
(c)	Adjustment to reflect reduction of shares based on Goldman Sachs Asia Equity Fund NAVs.

B-7

Pro Forma Combined Statement of Operations

For the Goldman Sachs China Equity Fund and the Goldman Sachs Asia Equity Fund

For the Fiscal Year Ended October 31, 2013 (Unaudited)

	China Equity Fund	Asia Equity Fund	Adjustments		Pro Forma Combined Fund
Investment Income:
Dividends (net of foreign taxes of $53,879, $112,297 and $166,176)	$692,111	$1,186,533	$0		$1,878,644

Expenses:
Management fees	191,531	610,893	(17,281	) (a)	785,143
Custody, Accounting & Administrative services	84,393	257,721	(66,393	) (b)	275,721
Professional Fees	75,142	82,711	(75,142	) (b)	82,711
Registration fees	68,655	70,723	(61,582	) (b)	77,796
Distribution and Service fees(a)	515	68,787	—		69,302
Transfer Agent fees(a)	7,120	50,969	—		58,089
Printing and Mailing Costs	22,915	38,158	(17,915	) (b)	43,158
Trustee fees	16,921	17,051	(16,921	) (b)	17,051
Other	14,263	27,460	(9,263	) (b)	32,460

Total expenses	481,455	1,224,473	(264,497)		1,441,431
Less - expense reductions	(214,602)	(320,647)	229,126	(c)	(306,123)

Net Expenses	266,853	903,826	(35,371)		1,135,308

Net Investment Income	425,258	282,707	35,371		743,336

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(338,734)	5,947,967	—		5,609,233
Futures Contracts	—	15,130	—		15,130
Foreign currency transactions	(3,782)	(125,965)	—		(129,747)
Net change in unrealized gain (loss) on:
Investments	1,647,738	(858,549)	—		789,189
Futures Contracts	—	3,939	—		3,939
Foreign Currency Translation	22	(26,342)	—		(26,320)

Net realized and unrealized gain	1,305,244	4,956,180	—		6,261,424

Net Increase in Net Assets Resulting from Operations	$1,730,502	$5,238,887	$35,371		$7,004,760

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Class IR
China Equity	$146	$—	$369	$111	$—	$70	$6,923	$16
Asia Equity	36,034	7,385	25,368	27,386	1,403	4,820	17,360	—

(b)	Adjustment to reflect lower management fee for the Goldman Sachs Asia Equity Fund
(c)	Adjustments to reflect anticipated savings as a result of consolidation of custody and accounting, professional fees, printing and mailing cost, etc.
(d)	Adjustment to reflect expense reduction arrangement for Goldman Sachs Asia Equity Fund.

B-8

GOLDMAN SACHS ASIA EQUITY FUND

Notes to Pro Forma Financial Statements

October 31, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Asia Equity Fund (the “Fund”). The Fund is a diversified portfolio offering four classes of shares — Class A, Class B, Class C and Institutional.

The Trust also includes the Goldman Sachs China Equity Fund (“China Equity”). China Equity is a non-diversified portfolio offering four classes of shares — Class A, Class C, Institutional and IR.

2. BASIS OF COMBINATION

The unaudited pro forma Schedule of Investments, Statement of Assets and Liabilities, and Statement of Operations ( “pro forma statements” ) reflect the accounts of the Fund and China Equity as if the proposed reorganization occurred as of and for the year ended October 31, 2013. Classes A, C, Institutional and IR of China Equity will be combined with Classes A, C, Institutional and IR (to be launched) of the Fund, respectively. These pro forma statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the period shown.

The Fund will be the accounting survivor for financial reporting purposes. The Plan of Reorganization provides for a tax-free acquisition of China Equity into the Fund. The acquisition is expected to be completed in April, 2014.

3. SHARES OF BENEFICIAL INTEREST

These pro forma statements give effect to the proposed transaction whereby all assets of China Equity will be exchanged for shares of the Fund. The Fund will assume the liabilities, if any, of China Equity. Immediately thereafter, shares of the Fund will be distributed to the shareholders of China Equity. China Equity will be subsequently terminated.

The pro forma net asset value per share assumes the issuance of additional shares of the Fund, which would have been issued on October 31, 2013 in connection with the proposed reorganization. The amount of additional shares assumed to be issued under the reorganization was calculated based on the October 31, 2013 net assets and the net assets value per share (“NAV”) of the Fund. These amounts are summarized as follows:

	Class A	Class C	Institutional	IR
Shares Issued	942	492	1,147,642	452
Net Assets 10/31/2013	$18,091	$8,870	$23,102,039	$9,096
Pro Forma Net Asset Value 10/31/2013	$19.21	$18.02	$20.13	$20.13	*

*	Assumed share class existed at October 31, 2013 with NAV of $20.13.

4. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund had capital loss carryforwards as of October 31, 2013. The year and amount of expiration for each capital loss carryforward is indicated below:

Capital Loss Carryforward	China Equity Fund	Asia Equity Fund
Expiring 2017*	$—	$19,951,704
Perpetual Long-term	514,813	—
Perpetual Short-term	688,621	—

Total	$1,203,434	$19,951,704

*	Expiration occurs on October 31 of the year indicated.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

5. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

2

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities - Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts- A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B. Level 3 Fair Value Investments —

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of October 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$1,367,009	$—	$—
Other	1,431,719	79,197,089	—
Investment Companies	945,834	—	—

	$3,744,562	$79,197,089	$—

3

6. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts (a)
Equity	Net realized gain (loss) from futures contracts / Net change in unrealized gain (loss) on futures contracts	$15,130	$3,939	1

a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2013

7. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2013, contractual and effective net management fees with GSAMI were at the following rates:

First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

B. Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

4

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2013, Goldman Sachs advised that it retained approximately $3,900 in front end sales charges and no compensation for contingent deferred sale charges.

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, and Class IR Shares; and 0.04% of the average daily net assets of Institutional Shares.

E. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.344% of the average daily net assets of the Fund. Prior to February 28, 2013, the Other Expense limitation for the Fund was 0.164%. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. These Other Expense limitations will remain in place through at least February 28, 2014 and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2013, The Fund had $304,861 and $1,262 of Other Expense Reimbursements and Custody Fee Credits, respectively.

As of October 31, 2013, the amounts owed to affiliates were $72,643, $5,440 and $4,975 for management, distribution and service, and transfer agent fees, respectively.

F. Line of Credit Facility — As of October 31, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2013, the Fund did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

G. Other Transactions with Affiliates — For the fiscal year ended October 31, 2013, Goldman Sachs earned $190, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2013, the Goldman Sachs Group, Inc. was beneficial owner of approximately 100% of Class IR Shares.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

5

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

6

PART C: OTHER INFORMATION

Item 15.	Indemnification

Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (1)(a).

The Management Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. The Management Agreement is incorporated by reference as Exhibit (6).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated August 9, 2007 provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (7)(a) and (b) and (13)(d) and (e) respectively.

Mutual fund and trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs Credit Strategies Fund, Goldman Sachs BDC, Inc., Goldman Sachs Trust II and Goldman Sachs MLP Income Opportunities Fund insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 16.	Exhibits

(1)	(a) Agreement and Declaration of Trust dated January 28, 1997 1/

(b)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997 2/

(c)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust dated January 28, 1997 2/

(d)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust dated January 28, 1997 3/

(e)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust dated January 28, 1997 3/

(f)	Amendment No. 5 dated January 28, 1998 to Agreement and Declaration of Trust dated January 28, 1997 4/

(g)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust dated January 28, 1997 4/

(h)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust dated January 28, 1997 5/

(i)	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust dated January 28, 1997 6/

(j)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust dated January 28, 1997 7/

(k)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 8/

(l)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 8/

(m)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust dated January 28, 1997 9/

(n)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust dated January 28, 1997 10/

(o)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust dated January 28, 1997 11/

(p)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust dated January 28, 1997 12/

(q)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust dated January 28, 1997 13/

(r)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust dated January 28, 1997 14/

(s)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(t)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(u)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(v)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 16/

(w)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 17/

(x)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 17/

(y)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 18/

(z)	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 19/

(aa)	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 19/

(bb)	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 20/

(cc)	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 21/

(dd)	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 21/

(ee)	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977 21/

(ff)	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(gg)	Amendment No. 32 dated December 31, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 23/

(hh)	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(ii)	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(jj)	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 24/

(kk)	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 25/

(ll)	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 26/

(mm)	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 26/

(nn)	Amendment No. 39 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(oo)	Amendment No. 40 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(pp)	Amendment No. 41 dated February 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(qq)	Amendment No. 42 dated March 15, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(rr)	Amendment No. 43 dated May 10, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(ss)	Amendment No. 44 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 28/

(tt)	Amendment No. 45 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(uu)	Amendment No. 46 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(vv)	Amendment No. 47 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(ww)	Amendment No. 48 dated December 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 30/

(xx)	Amendment No. 49 dated June 19, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 31/

(yy)	Amendment No. 50 dated August 14, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 32/

(zz)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 33/

(aaa)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 33/

(bbb)	Amendment No. 53 dated May 21, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 34/

(ccc)	Amendment No. 54 dated November 19, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 34/

(ddd)	Amendment No. 55 dated February 11, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 35/

(eee)	Amendment No. 56 dated May 20, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 36/

(fff)	Amendment No. 57 dated June 17, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 36/

(ggg)	Amendment No. 58 dated November 18, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 37/

(hhh)	Amendment No. 59 dated January 5, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 38/

(iii)	Amendment No. 60 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 38/

(jjj)	Amendment No. 61 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 38/

(kkk)	Amendment No. 62 dated June 16, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 39/

(lll)	Amendment No. 63 dated August 18, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 40/

(mmm)	Amendment No. 64 dated September 27, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 41/

(nnn)	Amendment No. 65 dated October 20, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 41/

(ooo)	Amendment No. 66 dated December 15, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 42/

(ppp)	Amendment No. 67 dated April 19, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 43/

(qqq)	Amendment No. 68 dated August 16, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 44/

(rrr)	Amendment No. 69 dated December 13, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 45/

(sss)	Amendment No. 70 dated February 12, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 46/

(ttt)	Amendment No. 71 dated April 18, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 47/

(uuu)	Amendment No. 72 dated June 13, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 48/

(vvv)	Amendment No. 73 dated August 15, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 49/

(www)	Amendment No. 74 dated September 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 50/

(xxx)	Amendment No. 75 dated October 17, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 51/

(yyy)	Amendment No. 76 dated November 8, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 52/

(zzz)	Amendment No. 77 dated December 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 53/

(aaaa)	Amendment No. 78 dated February 21, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 54/

(2)	Amended and Restated By-Laws of Goldman Sachs Trust dated August 15, 2013 54/

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

(5)	Instruments Defining the Rights of Holders of Registrant’s Shares of Beneficial Interest 55/

(6)	(a) Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman Sachs Asset Management International 56/

(b) Amended Annex A dated December 19, 2013 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman Sachs Asset Management International 58/

(7)	(a) Distribution Agreement dated April 30, 1997 17/

(b) Amended Exhibit A dated December 19, 2013 to the Distribution Agreement dated April 30, 1997 58/

(8)	Not applicable

(9)	(a) Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. 64/

(10)	(a) Class A Distribution and Service Plan amended and restated as of May 5, 2004 19/

(b)	Class B Distribution and Service Plan amended and restated as of February 4, 2004 82/

(c)	Class C Distribution and Service Plan amended and restated as of February 4, 2004 82/

(d)	Plan in Accordance with Rule 18f-3, amended and restated as of December 1, 2010 81/

(11)	Opinion and Consent of Dechert LLP, filed herewith

(12)	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Information Statement, filed herewith

(13)	(a) First Amendment dated July 18, 1994 to Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company 76/

(b)	Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company 76/

(c)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company 77/

(d)	Amended and Restated Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. 78/

(e)	Amended and Restated Transfer Agency Agreement Fee Schedule dated December 19, 2013, to the Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. 58/

(f)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds 5/

(g)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust – TPA Assistance Version relating to the Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds 79/

(h)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Class A Shares and Service Shares of Goldman Sachs Equity and Fixed Income Funds 79/

(i)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Class, Select Class, Preferred Class, Capital Class, Administration Class, Premier Class, Service Class, Resource Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Fund of Funds Portfolios 80/

(j)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. 64/

(k)	Code of Ethics — Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund dated April 23, 1997, as amended effective June 1, 2012 48/

(l)	Code of Ethics — Goldman, Sachs & Co., Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC dated January 23, 1991, effective February 6, 2012 47/

(14)	Consent of Independent Registered Public Accounting Firm, filed herewith

(15)	Not applicable

(16)	Powers of Attorney for James A. McNamara, Ashok N. Bakhru, Donald C. Burke, John P. Coblentz, Jr., Diana M. Daniels, Joseph P. LoRusso, Herbert J. Markley, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Roy W. Templin, filed herewith

(17)	(a) Prospectus and Statement of Additional Information of Goldman Sachs Asia Equity and China Equity Funds, dated
February	28, 2014, as supplemented, to be filed

(c)	Audited Financials of the Annual Report of Goldman Sachs Asia Equity and China Equity Funds for the fiscal year ended October 31, 2013, filed herewith

1/	Incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 14, 1997.

2/	Incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997.

3/	Incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998.

4/	Incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998.

5/	Incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998.

6/	Incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 12, 1999.

7/	Incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999.

8/	Incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999.

9/	Incorporated by reference from Post-Effective Amendment No. 58 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 1999.

10/	Incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000.

11/	Incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000.

12/	Incorporated by reference from Post-Effective Amendment No. 68 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2000.

13/	Incorporated by reference from Post-Effective Amendment No. 72 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 13, 2001.

14/	Incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001.

15/	Incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002.

16/	Incorporated by reference from Post-Effective Amendment No. 81 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 19, 2003.

17/	Incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003.

18/	Incorporated by reference from the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds (“Acquisition”), SEC File No. 333-117561, filed July 22, 2004.

19/	Incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004.

20/	Incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005.

21/	Incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005.

22/	Incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006.

23/	Incorporated by reference from Post-Effective Amendment No. 114 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2005.

24/	Incorporated by reference from Post-Effective Amendment No. 133 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 18, 2006.

25/	Incorporated by reference from Post-Effective Amendment No. 129 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 23, 2006.

26/	Incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006.

27/	Incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007.

28/	Incorporated by reference from Post-Effective Amendment No. 162 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 14, 2007.

29/	Incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007.

30/	Incorporated by reference from Post-Effective Amendment No. 183 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 18, 2008.

31/	Incorporated by reference from Post-Effective Amendment No. 205 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2008.

32/	Incorporated by reference from Post-Effective Amendment No. 206 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 27, 2008.

33/	Incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009.

34/	Incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009.

35/	Incorporated by reference from Post-Effective Amendment No. 242 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2010.

36/	Incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010.

37/	Incorporated by reference from Post-Effective Amendment No. 261 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 3, 2010.

38/	Incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011.

39/	Incorporated by reference from Post-Effective Amendment No. 285 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2011.

40/	Incorporated by reference from Post-Effective Amendment No. 290 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2011.

41/	Incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011.

42/	Incorporated by reference from Post-Effective Amendment No. 292 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2011.

43/	Incorporated by reference from Post-Effective Amendment No. 321 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 27, 2012.

44/	Incorporated by reference from Post-Effective Amendment No. 333 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 24, 2012.

45/	Incorporated by reference from Post-Effective Amendment No. 346 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 28, 2013.

46/	Incorporated by reference from Post-Effective Amendment No. 348 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2013.

47/	Incorporated by reference from Post-Effective Amendment No. 355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013.

48/	Incorporated by reference from Post-Effective Amendment No. 363 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2013.

49/	Incorporated by reference from Post-Effective Amendment No. 366 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 12, 2013.

50/	Incorporated by reference from Post-Effective Amendment No. 368 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 26, 2013.

51/	Incorporated by reference from Post-Effective Amendment No. 369 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 25, 2013.

52/	Incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013.

53/	Incorporated by reference from Post-Effective Amendment No. 376 to the Registrant’s registration statement, SEC File no. 33-17619, filed December 26, 2013.

54/	Incorporated by reference from Post-Effective Amendment No. 364 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 16, 2013.

55/	Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b)(3).

56/	Incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 25, 1998.

57/	Incorporated by reference from Post-Effective Amendment No. 195 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 29, 2008.

58/	Incorporated by reference from Post-Effective Amendment No. 387 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 30, 2014.

59/	Incorporated by reference from Post-Effective Amendment No. 311 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012.

60/	Incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003.

61/	Incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1995.

62/	Incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 1, 1999.

63/	Incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002.

64/	Incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007.

65/	Incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2009.

66/	Incorporated by reference from Post-Effective Amendment No. 233 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 28, 2009.

67/	Incorporated by reference from Post-Effective Amendment No. 229 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 24, 2009.

68/	Incorporated by reference from Post-Effective Amendment No. 277 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 5, 2011.

69/	Incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011.

70/	Incorporated by reference from Post-Effective Amendment No. 304 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 25, 2012.

71/	Incorporated by reference from Post-Effective Amendment No. 312 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012.

72/	Incorporated by reference from Post-Effective Amendment No. 313 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2012.

73/	Incorporated by reference from Post-Effective Amendment No. 338 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2012.

74/	Incorporated by reference from Post-Effective Amendment No. 353 to the Registrant’s registration statement, SEC File No. 33-17618, filed March 25, 2013.

75/	Incorporated by reference from Post-Effective Amendment No. 360 to the Registrant’s registration statement. SEC File No. 33-17619, filed May 28, 2013.

76/	Incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009.

77/	Incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 2, 1998.

78/	Incorporated by reference from Post-Effective Amendment No. 175 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 10, 2007.

79/	Incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008.

80/	Incorporated by reference from Post-Effective Amendment No. 252 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2010.

81/	Incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010.

82/	Incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004.

83/	Incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010.

84/	Incorporated by reference from Post-Effective Amendment No. 331 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 31, 2012.

85/	Incorporated by reference from Post-Effective Amendment No. 370 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 15, 2013.

Item 17.	Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant hereby undertakes to file, by post-effective amendment, the final opinion of Dechert LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been filed on behalf of the Registrant, in the City and State of New York on the 21st day of February, 2014.

GOLDMAN SACHS TRUST, on behalf of its series: Goldman Sachs Asia Equity Fund (A Delaware statutory trust)

By:	/s/ Caroline Kraus
Caroline Kraus Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	February 21, 2014

[1] Scott M. McHugh Scott M. McHugh	Treasurer, Senior Vice President and Principal Financial Officer	February 21, 2014

[1]Ashok N. Bakhru Ashok N. Bakhru	Chairman and Trustee	February 21, 2014

[1]Donald C. Burke Donald C. Burke	Trustee	February 21, 2014

[1]John P. Coblentz, Jr. John P. Coblentz, Jr.	Trustee	February 21, 2014

[1]Diana M. Daniels Diana M. Daniels	Trustee	February 21, 2014

[1]Joseph P. LoRusso Joseph P. LoRusso	Trustee	February 21, 2014

[1]Herbert J. Markley Herbert J. Markley	Trustee	February 21, 2014

[1]Jessica Palmer Jessica Palmer	Trustee	February 21, 2014

[1]Alan A. Shuch Alan A. Shuch	Trustee	February 21, 2014

[1]Richard P. Strubel Richard P. Strubel	Trustee	February 21, 2014

[1]Roy W. Templin Roy W. Templin	Trustee	February 21, 2014

By:	/s/ Caroline Kraus
Caroline Kraus, Attorney-In-Fact

[1]	Pursuant to powers of attorney, filed herewith.

EXHIBIT INDEX

(11)	Opinion and Consent of Dechert LLP

(12)	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Information Statement

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney for James A. McNamara, Ashok N. Bakhru, Donald C. Burke, John P. Coblentz, Jr., Diana M. Daniels, Joseph P. LoRusso, Herbert J. Markley, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Roy W. Templin

(17) (c)	Audited Financials of the Annual Report of Goldman Sachs Asia Equity and China Equity Funds for the fiscal year ended October 31, 2013